UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Vicarious Surgical Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(1) and 0-11

78 Fourth Avenue
Waltham, Massachusetts 02451
April 23, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 annual meeting of stockholders of Vicarious Surgical Inc. to be held at 2:00 p.m., Eastern Time, on Monday, June 10, 2024. This year’s annual meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/RBOT2024.
Details regarding the meeting, the business to be conducted at the meeting, and information about Vicarious Surgical Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, seven persons will be elected to our board of directors. In addition, we will ask stockholders to approve an amendment to the Vicarious Surgical Inc. 2021 Equity Incentive Plan, to approve an amendment to the Certificate of Incorporation of Vicarious Surgical Inc., as amended (the “Certificate of Incorporation”), to effect a reverse stock split and to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 23, 2024, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of Vicarious Surgical Inc.
Sincerely,

Adam Sachs
Chief Executive Officer

78 Fourth Avenue
Waltham, Massachusetts 02451
April 23, 2024
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TIME: 2:00 p.m., Eastern Time
DATE: Monday, June 10, 2024
ACCESS: This year’s annual meeting will be held virtually via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/RBOT2024 and entering the 16 -digit control number included in the proxy card that you receive.
PURPOSES:
1.	To elect seven directors to serve one-year terms expiring in 2025;
2.
To approve an amendment to the Vicarious Surgical Inc. 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of our common stock authorized for issuance under the Plan by 5,000,000 shares;

3.
To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A common stock”), and Class B common stock, par value $0.0001 per share (the “Class B common stock” and, together with our Class A common stock, the “common stock”), at a ratio of not less than 1-for-5 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of the Board of Directors (the “Board”) without further approval or authorization of our stockholders and with our Board able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion (the “Reverse Split Proposal”);

4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Vicarious Surgical Inc. Class A common stock or Class B common stock at the close of business on April 19, 2024. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 78 Fourth Avenue, Waltham, Massachusetts 02451. If you wish to view this list, please contact our Secretary at Vicarious Surgical Inc., 78 Fourth Avenue, Waltham, Massachusetts 02451, (617) 868-1700. Such list will also be available for examination by the stockholders during the annual meeting at www.virtualshareholdermeeting.com/RBOT2024.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
BY ORDER OF OUR BOARD OF DIRECTORS

Erin Checka
Head of Legal and Secretary

Appendices
Appendix A - Vicarious Surgical Inc. 2021 Equity Incentive Plan, as amended.
Appendix B - Certificate of Amendment to Certificate of Incorporation, as amended, of Vicarious Surgical Inc.
i

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

Vicarious Surgical Inc.
78 Fourth Avenue
Waltham, Massachusetts 02451
PROXY STATEMENT FOR THE VICARIOUS SURGICAL INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2024
This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of Vicarious Surgical Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 2:00 p.m., Eastern Time, on Monday, June 10, 2024. We have decided to hold this year’s annual meeting virtually via live webcast on the Internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/RBOT2024. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Vicarious Surgical Inc. and its wholly-owned subsidiaries as “Vicarious Surgical,” the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 23, 2024, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders.
ii

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 10, 2024
This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.vicarioussurgical.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Vicarious Surgical Inc., Attn: Investor Relations, 78 Fourth Avenue, Waltham, Massachusetts 02451. Exhibits will be provided upon written request and payment of an appropriate processing fee.
iii

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held virtually, on Monday, June 10, 2024, at 2:00 p.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the notice of 2024 annual meeting of stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 because you owned shares of our Class A common stock or Class B common stock (together, the “common stock”) on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, proxy materials to stockholders on or about April 23, 2024.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I Access the Virtual Annual Meeting?
The live audio webcast of the annual meeting will begin promptly at 2:00 p.m., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log in at www.virtualshareholdermeeting.com/RBOT2024 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.
Will I Be Able to Ask Questions and Have These Questions Answered During the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/RBOT2024, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at www.virtualshareholdermeeting.com/RBOT2024.

What Happens if There Are Technical Difficulties During the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call 1-844-986-0822 (U.S.) or 1-303-562-9302 (international).
Who May Vote?
Only stockholders of record at the close of business on April 19, 2024 will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 176,034,830 shares of our common stock outstanding and entitled to vote, including 156,415,070 shares of Class A common stock and 19,619,760 shares of Class B common stock. Our Class A common stock and Class B common stock are our only classes of voting stock.
If on April 19, 2024 your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on April 19, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Class A common stock that you own entitles you to one (1) vote and each share of our Class B common stock that you own entitles you to twenty (20) votes.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 9, 2024. Shareholders may also vote during the virtual meeting through the virtual shareholder meeting platform.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•	“FOR” the election of the nominees for director;
•	“FOR” the amendment to the Vicarious Surgical Inc. 2021 Equity Incentive Plan;
•
“FOR” the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding common stock at a ratio of not less than 1-for-5 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders and with our Board able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion (the “Reverse Split Proposal”); and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•	by notifying Vicarious Surgical Inc.’s Secretary in writing before the annual meeting that you have revoked your proxy; or
•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Internet Availability Notice or Proxy Card?
You may receive more than one Internet Availability Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve an Amendment to the 2021 Equity Incentive Plan
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the amendment to the Vicarious Surgical Inc. 2021 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by 5,000,000 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: The Reverse Split Proposal
The affirmative vote of at least a majority of the votes cast affirmatively or negatively for this proposal is required to approve the Reverse Split Proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee of our board of directors will reconsider its selection.

Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. In addition, the Company has engaged Broadridge Financial Solutions, Inc. to assist in the distribution and collection of proxy materials, for an estimated fee of approximately $78,000. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
The presence, in person or by proxy, of the holders of a majority in voting power of our common stock issued and outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/RBOT2024 shortly before the meeting time, and follow the instructions for downloading the webcast. If you miss the annual meeting, you can view a replay of the webcast at www.virtualshareholdermeeting.com/RBOT2024. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Vicarious Surgical Inc. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Internet Availability Notice or, if applicable, our proxy materials to you if you write or call our Secretary at: Vicarious Surgical Inc., 78 Fourth Avenue, Waltham, Massachusetts 02451 or (617) 868-1700. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 1, 2024 by:
•	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our executive officers and directors; and
•	all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Shares of Class A common stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of our common stock is based on 156,329,725 shares of our Class A common stock and 19,619,760 shares of our Class B common stock issued and outstanding as of April 1, 2024.
Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our common stock beneficially owned by them.
Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock	%	Number of shares of Class B Common stock	%	% of Total Voting Power**
Directors and Executive Officers:
Adam Sachs(1)(2)	820,462	*	11,239,063	57.3%	41.1%
Sammy Khalifa(1)(3)	637,641	*	4,515,260	23.0%	16.6%
Randy Clark(1)	—	*	—	—	*
William Kelly(1)(4)	1,021,809	*	—	—	*
John Mazzola(1)(5)	237,240	*	—	—	*
Victoria Carr-Brendel(1)(6)	91,394	*	—	—	*
Ric Fulop(1)(7)	449,550	*	—	—	*
David Ho(1)(8)	266,304	*	—	—	*
Beverly Huss(1)(9)	105,863	*	—	—	*
Donald Tang(1)(10)	1,252,772	*	—	—	*
All Current Directors and Executive Officers as a Group (10 Individuals)	4,883,035	3.1%	15,754,323	80.3%	58.3%
Five Percent Holders:
Adam Sachs(1)(2)	820,462	*	11,239,063	57.3%	41.1%
Sammy Khalifa(1)(3)	637,641	*	4,515,260	23.0%	16.6%
Khosla Ventures, LLC(11)	28,956,122	18.5%	—	—	5.3%
Innovation Endeavors III LP(12)	13,770,143	8.8%	—	—	2.5%
Gates Frontier, LLC(13)	18,096,043	11.6%	—	—	3.3%
Barry Greene, MD(1)(14)	74,270	*	3,865,437	19.7%	14.11%
*	Indicates beneficial ownership of less than 1%.
**
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and our Class B common stock as a single class. Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to 1 vote per share.

(1)	Unless otherwise indicated, the business address of each of these individuals is c/o Vicarious Surgical Inc., 78 Fourth Avenue, Waltham, Massachusetts 02451.
(2)
Consists of (i) 489,285 shares directly owned by Mr. Sachs, (ii) options to purchase 259,849 shares of our Class A common stock exercisable within 60 days of April 1, 2024 held by Mr. Sachs, (iii) 71,328 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Mr. Sachs, and (iv) 11,239,063 shares of our Class B common stock held by Mr. Sachs.

(3)
Consists of (i) 372,700 shares owned directly by Mr. Khalifa, (ii) options to purchase 207,879 shares of our Class A common stock exercisable within 60 days of April 1, 2024 held by Mr. Khalifa, (iii) 57,062 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Mr. Khalifa, and (iv) 4,515,260 shares of our Class B common stock held by Mr. Khalifa.

(4)
Consists of (i) 79,786 shares owned directly by Mr. Kelly, (ii) options to purchase 922,968 shares of our Class A common stock exercisable within 60 days of April 1, 2024 held by Mr. Kelly and (iii) 19,055 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Mr. Kelly.

(5)	Consists of (i) 53,073 shares owned directly by Mr. Mazzola, and (ii) options to purchase 184,167 shares of our Class A common stock exercisable within 60 days of April 1, 2024 held by Mr. Mazzola.
(6)	Consists of (i) 81,435 shares owned directly and (ii) 9,959 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Dr. Carr-Brendel.
(7)
Consists of (i) 102,635 shares directly owned, (ii) options to purchase 341,418 shares of our Class A common stock exercisable within 60 days of April 1, 2024 and (iii) 5,497 shares of Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Mr. Fulop.

(8)	Consists of (i) 259,358 shares owned directly and (ii) 6,946 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Dr. Ho.
(9)	Consists of (i) 95,590 shares owned directly and (ii) 10,273 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Ms. Huss.
(10)	Consists of (i) 1,245,826 shares owned directly and (ii) 6,946 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Mr. Tang.
(11)
Based on Schedule 13D/A filed by Khosla Ventures on August 9, 2023 Consists of (i) 7,896,787 shares of our Class A common stock held by Khosla Ventures Seed C, LP (“Khosla Ventures Seed C”), (ii) 13,059,335 shares of our Class A common stock held by Khosla Ventures V, LP (“Khosla Ventures V”) and (iii) 8,000,000 shares of our Class A common stock held by Khosla Ventures Opportunity II, L.P (“KVO II”). Khosla Ventures Seed Associates C, LLC (“KVA Seed C”) is the general partner of Khosla Ventures Seed C. Khosla Ventures Associates V, LLC (“KVA V”) is the general partner of Khosla Ventures V. Khosla Ventures Opportunity Associates II, LLC (“KVOA II”) is the general partner of KVO II. Vinod Khosla is the managing member of VK Services, LLC (“VK Services”), which is the sole manager of KVA Seed C, KVA V and KVOA II. Each of KVA Seed C, VK Services and Vinod Khosla may be deemed to possess voting and investment control over such securities held by Khosla Ventures Seed C, and each of KVA Seed C, VK Services and Vinod Khosla may be deemed to have indirect beneficial ownership of such securities held by Khosla Ventures Seed C. Each of KVA V, VK Services and Vinod Khosla may be deemed to possess voting and investment control over such securities held by Khosla Ventures V, and each of KVA V, VK Services and Vinod Khosla may be deemed to have indirect beneficial ownership of such securities held by Khosla Ventures V. Each of KVOA II, VK Services and Vinod Khosla may be deemed to possess voting and investment control over such securities held by KVO II, and each of KVOA II, VK Services and Vinod Khosla may be deemed to have indirect beneficial ownership of such securities held by KVO II. Each of KVA Seed C, KVA V, KVOA II, VK Services and Vinod Khosla disclaims beneficial ownership of such shares except to the extent of his or its respective pecuniary interests therein. The business address of each of the reporting persons is 2121 Sand Hill Road, Menlo Park, CA 94025.

(12)
Based on Schedule 13D filed by Innovation Endeavors III LP (“Innovation Endeavors”) on September 28, 2021. Consists of 13,770,143 shares of our Class A common stock held by Innovation Endeavors. The business address of Innovation Endeavors is 1845 El Camino Real, Palo Alto, CA 94306.

(13)
Based on Schedule 13G/A filed by Gates Frontier, LLC on February 13, 2024. Consists of 18,096,043 shares of our Class A common stock held by Gates Frontier, LLC. William H. Gates III is the sole member of Gates Frontier, LLC, and as such may be deemed to have sole voting and dispositive power over the shares held by Gates Frontier, LLC. The business address of Gates Frontier, LLC is 2365 Carillon Point, Kirkland, WA 98033.

(14)
Consists of (i) 26,175 shares owned directly, (ii) options to purchase 46,400 shares of our Class A common stock exercisable within 60 days of April 1, 2024 held by Dr. Greene, (iii) 1,695 shares of Class A common stock issuable upon vesting of RSUs within 60 days of April 1, 2024 held by Dr. Greene and (iv) 3,865,437 shares of our Class B common stock held by Dr. Greene.

MANAGEMENT AND CORPORATE GOVERNANCE
Introduction
On September 17, 2021 (the “Closing Date”), D8 Holdings Corp., a Delaware corporation that was previously a Cayman Islands exempted company (“D8” and after the Business Combination described herein, the “Company”) that migrated to and domesticated (the “Domestication”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Agreement and Plan of Merger, dated as of April 15, 2021 (the “Business Combination Agreement”), by and among D8, Snowball Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Vicarious Surgical Inc., a Delaware corporation (“Legacy Vicarious”). Immediately upon the consummation of the Business Combination, the Domestication and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Vicarious, with Legacy Vicarious surviving the Business Combination as a wholly-owned subsidiary of D8 (the “Merger”). In connection with the Transactions, D8 changed its name to “Vicarious Surgical Inc.” and Legacy Vicarious changed its name to “Vicarious Surgical US Inc.” As a result of the Business Combination, the business of Legacy Vicarious became our business. Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” and “our” refer to Vicarious Surgical Inc. and its wholly-owned subsidiaries, including Legacy Vicarious.
Board of Directors and Management
The following table sets forth certain information concerning our executive officers and directors as of April 1, 2024:
Name	Age	Position
Executive Officers:
Adam Sachs	32	Chief Executive Officer and Director
Sammy Khalifa	34	Chief Technology Officer and Director
Randy Clark	49	President
William Kelly	53	Chief Financial Officer and Treasurer
John Mazzola	61	Chief Operating Officer

Non-Employee Directors:
Victoria Carr-Brendel	59	Director
Ric Fulop	48	Director
David Ho	71	Director
Beverly Huss	64	Director
Donald Tang	41	Director
Executive Officers
Adam Sachs has served as our Chief Executive Officer and as a member of our board of directors since the Closing of the Business Combination in September 2021, and had served as Legacy Vicarious’ President and Chief Executive Officer and a member of Legacy Vicarious’ board of directors, or the Legacy Vicarious Board, since 2014. Mr. Sachs received his B.S. in Engineering from the Massachusetts Institute of Technology in 2014. Prior to founding Legacy Vicarious in 2014, from June 2012 to January 2013, Mr. Sachs worked in Manufacturing Design at Apple, Inc. Mr. Sachs’ qualifications to serve on our board of directors include his previous board experience serving on the Legacy Vicarious Board, his deep experience founding, managing and directing all aspects of Legacy Vicarious operations for over seven years and his extensive experience in robotics, engineering, manufacturing and product development.
Sammy Khalifa has served as our Chief Technology Officer and as a member of our board of directors since the Closing of the Business Combination in September 2021, and had served as Legacy Vicarious’ Chief Technology Officer since 2015 and as a member of the Legacy Vicarious Board since 2018. Prior to working full time at Legacy Vicarious, Mr. Khalifa worked at Apple, Inc. as a Product Design Engineer from December 2013 to May 2015. Prior to that, Mr. Khalifa worked as a Biomedical Design Engineer at Hemedex, Inc. Mr. Khalifa received his B.S. in Mechanical Engineering from the Massachusetts Institute of Technology in 2012. Mr. Khalifa’s qualifications to serve on our board of directors include his previous board experience serving on the Legacy Vicarious Board as well as his extensive experience in robotics, product development and engineering.

Randy Clark has served as our President since January 2024. Prior to joining Vicarious Surgical, Mr. Clark served as the Global President of the Health Solutions business at Flex Ltd. (Nasdaq: FLEX), a global supply chain, manufacturing, and design solutions provider, from January 2022 to January 2024. Mr. Clark spent 15 years at Olympus Corporation of the Americas, a medical technology and equipment manufacturing company, from 2005 until January 2022, where he held various roles with increasing responsibilities, ultimately serving as President and member of their board of directors. Mr. Clark earned a Bachelor of Science in Business Administration from Drake University, a Master of Business Administration degree from Colorado State University, and completed the Advanced Management program at Harvard Business School.
William Kelly has served as our Chief Financial Officer and Treasurer since the Closing of the Business Combination in September 2021, and had served as Legacy Vicarious’ Chief Financial Officer since January 2021. Prior to joining Legacy Vicarious, Mr. Kelly served as Chief Financial Officer at Exosome Diagnostics, a privately held life science company focused on developing and commercializing revolutionary biofluid-based diagnostics, from 2014 to 2018. Before joining Exosome Diagnostics, Inc., Mr. Kelly served as Chief Financial Officer of Repligen Corporation from 2008 to 2014, a global life sciences company that develops and commercializes highly innovative bioprocessing technologies and systems. Mr. Kelly received a B.A. from the College of the Holy Cross and an M.B.A. and M.S. in Accounting from the Graduate School of Professional Accounting at Northeastern University.
John Mazzola has served as our Chief Operating Officer since May 2023. He previously served as the Company’s SVP of Operations from March 2022 to May 2023. Prior to joining the Company, Mr. Mazzola served as Staff Vice President of Manufacturing Operations of BD, a global medical technology company, from January 2018 to March 2022. Before joining BD, Mr. Mazzola served as the Corporate Staff Vice President of Manufacturing Operations of C.R. Bard, a publicly-traded medical technology company, from 2010 through its acquisition by BD in 2017. Mr. Mazzola received his B.S. in Mechanical Engineering from Rutgers University.
Non-Employee Directors
Victoria Carr-Brendel has served as a member of our board of directors since January 2023, and serves as Group Vice Present of Cochlear Implants at Sonova Group. Prior to that, she served as Chief Executive Officer of JenaValve Technology, Inc., a medical device company focused on developing minimally invasive transcatheter aortic valve repair systems to treat patients suffering from severe aortic valve disease. From 2004 through 2015, Dr. Carr-Brendel held various roles at Boston Scientific, with her last position overseeing the acquisition of Bayer’s interventional radiology division in 2014. She started her career as a scientist in R&D, amassing over forty patents and taking on increasingly larger business and management roles. She holds a B.A. in biology from Monmouth College, an M.S. in microbiology from Iowa State University, and a Ph.D. in microbiology and immunology from the University of Illinois at Chicago. Dr. Carr-Brendel’s qualifications to serve on our board include over thirty years of medical device development leadership and proven expertise in R&D oversight, new product development, business development, commercial execution, and intellectual property portfolio management.
Ric Fulop has served as a member of our board of directors since the Closing of the Business Combination in September 2021, and had served as member of the Legacy Vicarious Board since June 2020. Mr. Fulop has also served as the Chief Executive Officer and Chairman of the board of directors of Desktop Metal, Inc. since December 2020. Prior to that, Mr. Fulop served as the Chief Executive Officer of Legacy Desktop Metal from its incorporation in 2015. Prior to the founding of Legacy Desktop Metal, Mr. Fulop was a general partner at North Bridge Venture Partners from 2010 to 2015 and served as a founder of A123 Systems, Inc. from 2001 to 2010. Mr. Fulop currently serves on the board of governors of World Economic Forum Advanced Manufacturing Initiative (nonprofit). Mr. Fulop holds an M.B.A. from the MIT Sloan School of Management. Mr. Fulop’s qualifications to serve on our board of directors include his previous board experience serving as a member of the Legacy Vicarious Board, his experience managing public companies and his extensive business and finance experience.
David Ho has served as a member of our board of directors since the Closing of the Business Combination in September 2021, and had served as a member of D8’s board of directors since April 2021. Dr. Ho has been employed by Columbia University since January 2020. Dr. Ho is the Founding Scientific Director of the Aaron Diamond AIDS Research Center, where he previously served as the CEO, a director and professor at the ADARC from 1990 to December 2019. Dr. Ho is the Clyde and Helen Wu Professor of Medicine at Columbia University Irving Medical Center. Dr. Ho serves as a member of the Trustees of Caltech, and was previously a board member of the MIT Corporation for 12 years and Harvard Board of Overseers for 6 years. Dr. Ho has been at the forefront of AIDS research for 40 years, publishing over 450 papers. Dr. Ho’s studies unraveled the nature of HIV replication in vivo and revolutionized society’s basic understanding of the AIDS disease. This knowledge led Dr. Ho to champion combination antiretroviral therapy that resulted in unprecedented control of HIV in patients. Dr. Ho’s research team is now devoting considerable efforts on vaccine and antibody research in order to halt or slow the spread of the AIDS epidemic. Recently, Dr. Ho has been devoting a considerable effort to develop novel strategies to diagnose, treat and prevent Covid-19 infection. Dr. Ho received his degrees from California Institute of Technology and Harvard Medical School (Harvard-MIT Health Science and Technology program). Dr. Ho’s qualifications to serve on our board of directors include his previous board experience serving as a member of D8’s board of directors and his extensive research experience and medical background.
Beverly Huss is a medical device entrepreneur, board director and mentor with more than two decades of general management and board director experience in both public and venture backed companies. Ms. Huss has served as a member of our board of directors since October 2022. She was formerly Executive Chair of Madorra, a women’s health company from November 2016 to June 2023. She was co-founder and CEO of Pagonia Medical from January 2021 to June 2022, and Qool Therapeutics, a tissue preservation company, from 2013 through December 2020. Ms. Huss was co-founder and CEO of Vibrynt, a company that developed a minimally invasive device for the treatment of morbid obesity. Prior to this, Ms. Huss was with California-based Guidant since 1986, fulfilling a variety of executive roles within the company’s various medical device divisions. She managed the worldwide Endovascular Solutions business as President and quadrupled worldwide revenues to $150 million for the carotid and peripheral vascular business in four years. She held executive level positions as Vice President of Canada and Latin America operations, Vice President of Vascular Intervention Global Marketing and Vice President of the Stent Business where she built the company’s coronary stent business, with revenue growth of zero to $1 billion and 90% gross margins in three years. Ms. Huss holds a M.S. in technology management from Pepperdine University and a B.S. in metallurgical engineering from the University of Illinois. She has patents to her credit in the cardiovascular, obesity and temperature management areas. Ms. Huss currently serves on the boards of Accuray, Inc. (Nasdaq: ARAY), Iridex Corporation and Ancora Heart, Inc. She is a business coach in the Stanford University Biodesign Program. Ms. Huss received the 2013 University of Illinois College of Engineering Alumni Award for distinguished leadership and was named a 2024 Director to Watch by Directors and Boards. Ms. Huss’s qualifications to serve on our board include her board experience, her extensive experience managing public companies, and her proven expertise in science and technology.
Donald Tang has served as a member of our board of directors since the Closing of the Business Combination in September 2021, and had served as D8’s President and as a member of D8’s board of directors since June 2020. In 2018, he founded Celadon Partners, a private equity firm that invests in companies well positioned to leverage new innovations in technology or business models and unlock transformative value. From 2004 to 2017, Mr. Tang worked at D.E. Shaw & Co., most recently as chief executive officer of D.E. Shaw & Co. (Asia-Pacific). He was the sole D.E. Shaw & Co. partner on the investment side in Asia, and a founding member of the firm’s Asian private equity business. Mr. Tang started his career at Citadel Investment Group in 2003. He is a member of the Harvard Kennedy School Mossavar-Rahmani Center for Business and Government Advisory Council, Special Advisor (China) to the Milken Institute and a member of the Aspen Global Leadership Network. Mr. Tang graduated from Carnegie Mellon University with a degree in computer science and business administration, and a minor in computational finance. Mr. Tang’s qualifications to serve on our board of directors include his previous board experience serving as a member of D8’s board of directors, his experience managing public companies and his extensive business, finance and private equity experience.
There are no family relationships, as such term is defined in Item 401(d) of Regulation S-K, between or among any of our directors or executive officers.
Composition of the Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our board of directors is declassified, and the directors are elected annually.
Independence of the Board of Directors
NYSE rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each proposed director concerning his or her background, employment and affiliations, including family relationships, we have determined that Messrs. Fulop and Tang, Drs. Carr-Brendel and Ho, and Ms. Huss, representing five of our directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE.

Board Committees
The standing committees of our board of directors consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors may from time to time establish other committees.
Our chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our board of directors provides appropriate risk oversight of our activities.
Meeting Attendance. During the fiscal year ended December 31, 2023, there were seven meetings of our board of directors, and the various committees of the board of directors met a total of 15 times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which such director served during the fiscal year ended December 31, 2023. The board of directors has adopted a policy under which each member of the board of directors makes every effort to but is not required to attend each annual meeting of our stockholders.
Audit Committee
Our audit committee consists of Ms. Carr-Brendel, Mr. Fulop and Ms. Huss. During the fiscal year ended December 31, 2023, our audit committee consisted of Mr. Styka, Mr. Fulop and Mr. Huss. Our audit committee met four times during the fiscal year ended December 31, 2023. Each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Our board of directors has determined that Mr. Fulop qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the performance of our independent registered public accounting firm.
Our board of directors has adopted a written charter for the audit committee, which is available on our website at https://www.vicarioussurgical.com under Investors - Governance - Governance Documents.
Compensation Committee
Our compensation committee consists of Dr. Ho, who serves as the chairperson, Ms. Huss and Dr. Carr-Brendel. Our compensation committee met eight times during the fiscal year ended December 31, 2023.
The purpose of the compensation committee is to assist our board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at https://www.vicarioussurgical.com under Investors - Governance - Governance Documents.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Dr. Ho, who serves as the chairperson, and Mr. Fulop. During the fiscal year ended December 31, 2023, our nominating and corporate governance committee consisted of Mr. Styka and Mr. Fulop. Our nominating and corporate governance committee met three times during the fiscal year ended December 31, 2023. The purpose of the nominating and corporate governance committee is to assist our board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by our board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that our board of directors select, the director nominees for the next annual meeting of stockholders,

(3) identifying members of the board of directors qualified to fill vacancies on any committee of our board of directors and recommending that our board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to our board of directors corporate governance principles applicable to us, (5) overseeing the evaluation of our board of directors and management and (6) handling such other matters that are specifically delegated to the committee by our board of directors from time to time.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal executive office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•	all information relating to such person that would be required to be disclosed in a proxy statement;
•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
•	certain biographical information concerning the proposed nominee;
•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our bylaws.
Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website at https://www.vicarioussurgical.com under Investors - Governance - Governance Documents.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of our chief executive officer, and management succession planning. A copy of our corporate governance guidelines is posted on our website at https://www.vicarioussurgical.com under Investors - Governance - Governance Documents.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on the compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the board of directors.
Board Leadership Structure and Role on Risk Oversight
The positions of our executive chairman of the board and chief executive officer are separate. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the executive chairman of the board to lead the board of directors in its fundamental roles of setting a company’s overall strategy and providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as our executive chairman, particularly as the board of directors’ oversight responsibilities continue to grow. Our board of directors also believes that this structure ensures a greater role for the independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.
Although our bylaws do not require the chairman and chief executive officer positions to be separate, our board of directors believes that having separate positions is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.
Our board of directors has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to the board of directors by the audit committee. The audit committee represents our board of directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for our board of directors all areas of risk and the appropriate mitigating factors. In addition, our board of directors receives periodic detailed operating performance reviews from management.
Stockholder Communications to the Board of Directors
Generally, stockholders and other constituents who have questions or concerns should contact our Investor Relations group at (617) 868-1700 or ir@vicarioussurgical.com. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the Executive Chairman of the Board of Directors at Vicarious Surgical Inc., 78 Fourth Avenue, Waltham, Massachusetts 02451. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.
As of December 31, 2023, our named executive officers, which we refer to as Named Executive Officers (“NEOs”), were:
•	Adam Sachs, Chief Executive Officer,
•	Sammy Khalifa, Chief Technology Officer, and
•	William Kelly, Chief Financial Officer and Treasurer.
The objective of our compensation program is to provide a total compensation package to each NEO that will enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance. Our board of directors has historically determined the compensation for the NEOs.
Summary Compensation Table
The following table shows the total compensation paid or accrued to our named executive officers during the last two fiscal years ended December 31, 2022 and December 31, 2023.
Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Adam Sachs, Chief Executive Officer	2023	536,759	—	2,593,470	—	4,438	3,134,667
	2022	531,000	—	4,313,902	—	7,590	4,852,492
Sammy Khalifa, Chief Technology Officer	2023	424,800	56,074	1,337,679	—	2,692	1,821,245
	2022	424,800	—	3,451,121	—	3,268	3,879,189
William Kelly, Chief Financial Officer and Treasurer	2023	353,796	64,391	1,218,267	—	—	1,636,454
	2022	350,000	147,875	1,152,420	—	11,465	1,661,760
(1)
The amounts represent the aggregate grant date fair value for restricted stock unit (“RSU”) awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). A discussion of our methodology for determining grant date fair value may be found in Note 11 “Stockholders’ Equity and Stock-Based Compensation” in our consolidated financial statements included in our Annual Report on Form 10-K.

(2)
The amounts represent the aggregate grant date fair value for option awards, computed in accordance with ASC 718. A discussion of our methodology for determining grant date fair value may be found in Note 11 “Stockholders’ Equity and Stock-Based Compensation” in our consolidated financial statements included in our Annual Report on Form 10-K.

(3)	The amounts represent 401(k) matching contributions by us for the periods presented.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table shows information regarding outstanding equity awards held by the NEOs as of December 31, 2023.
Name	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Adam Sachs	11/23/2021	219,247	170,527(1)	$12.45	11/22/2031	—	—
	11/23/2021	—	—	—	—	85,264(2)	$31,266.31
	05/19/2022	—	—	—	—	713,278(3)	$261,559.04
	06/02/2023	—	—	—	—	566,356(4)	$207,682.75
	07/25/2023	—	—	—	—	587,681(5)	$215,502.62
Sammy Khalifa	11/23/2021	175,398	136,421(6)	$12.45	11/22/2031	—	—
	11/23/2021	—	—	—	—	68,207(7)	$25,011.51
	05/19/2022	—	—	—	—	570,622(8)	$209,247.09
	06/02/2023	—	—	—	—	292,120(9)	$107,120.40
	07/25/2023	—	—	—	—	303,118(10)	$111,153.37
William Kelly	02/25/2021	746,858	277,405(11)	$1.90	02/24/2031	—	—
	11/23/2021	58,570	45,555(12)	$12.45	11/22/2031	—	—
	11/23/2021	—	—	—	—	22,778(13)	$8,352.69
	05/19/2022	—	—	—	—	190,546(14)	$69,873.22
	06/02/2023	—	—	—	—	266,042(15)	$95,557.60
	07/25/2023	—	—	—	—	276,060(16)	$101,231.20
(1)
Represents an option to purchase 389,774 shares of Class A common stock granted on November 23, 2021. The shares underlying this option vest, subject to continued service, as follows: 24,360 shares vested on December 20, 2021, with the remainder vesting in equal monthly installments over the following 48-month period.

(2)
Represents 194,887 RSUs granted on November 23, 2021. The RSUs vest, subject to continued service, as follows: 12,180 of the shares vested on December 20, 2021, with the remainder vesting in equal quarterly installments over the following four-year period.

(3)	Represents 1,141,244 RSUs granted on May 19, 2022. The RSUs vest, subject to continued service, in equal quarterly installments over a four-year period beginning on May 19, 2022.
(4)	Represents 647,266 RSUs granted on June 2, 2023. The RSUs vest, subject to continued service, in equal quarterly installments over a four-year period beginning on June 2, 2023.
(5)	Represents 587,681 performance based RSUs granted on July 25, 2023. The performance based RSUs subject to completion of the relevant performance criteria.
(6)
Represents an option to purchase 311,819 shares of Class A common stock granted on November 23, 2021. The shares underlying this option vest, subject to continued service, as follows: 19,488 shares vested on December 20, 2021, with the remainder vesting in equal monthly installments over the following 48-month period.

(7)
Represents 155,900 RSUs granted on November 23, 2021. The RSUs vest, subject to continued service, as follows: 9,743 of the shares vested on December 20, 2021, with the remainder vesting in equal quarterly installments over the following four-year period.

(8)	Represents 912,995 RSUs granted on May 19, 2022. The RSUs vest, subject to continued service, in equal quarterly installments over a four-year period beginning on May 19, 2022.
(9)	Represents 333,852 RSUs granted on June 2, 2023. The RSUs vest, subject to continued service, in equal quarterly installments over a four-year period beginning on June 2, 2023.
(10)	Represents 303,118 performance based RSUs granted on July 25, 2023. The performance based RSUs vest subject to completion of the relevant performance criteria.
(11)
Represents an option to purchase 1,024,263 shares of Class A common stock granted on February 25, 2021. The shares underlying this option vest, subject to continued service, as follows: 256,065 shares vested on January 29, 2022, with the remainder vesting in equal monthly installments over the following 36-month period.

(12)
Represents an option to purchase 104,125 shares of Class A common stock granted on November 23, 2021. The shares underlying this option vest, subject to continued service, as follows: 6,507 shares vested on December 20, 2021, with the remainder vesting in equal monthly installments over the following 48-month period.

(13)
Represents 52,062 RSUs granted on November 23, 2021. The RSUs vest, subject to continued service, as follows: 3,253 of the shares vested on December 20, 2021, with the remainder vesting in equal quarterly installments over the following four-year period.

(14)	Represents 304,873 RSUs granted on May 19, 2022. The RSUs vest, subject to continued service, in equal quarterly installments over a four-year period beginning on May 19, 2022.
(15)	Represents 304,049 RSUs granted on June 2, 2023. The RSUs vest, subject to continued service, in equal quarterly installments over a four-year period beginning on June 2, 2023.
(16)	Represents 276,060 performance based RSUs granted on July 25, 2023. The performance based RSUs vest subject to completion of the relevant performance criteria.
Employment Arrangements
In July 2021, Legacy Vicarious entered into employment agreements with our executive officers, including our NEOs, which was assumed by us effective as of the Closing of the Business Combination, the material terms of which are described below.
Adam Sachs
Legacy Vicarious entered into an employment agreement with Mr. Sachs on July 13, 2021, pursuant to which Mr. Sachs serves as our Chief Executive Officer and reports directly to our board of directors or our board of directors’ designee. Mr. Sachs’s service pursuant to the employment agreement will continue until terminated in accordance with its terms.
Under the employment agreement, Mr. Sachs receives an initial annual base salary of $531,234, which is subject to increase at the discretion of our board of directors or a subcommittee thereof, and is eligible to receive an annual performance bonus targeted at 75% of Mr. Sachs’s then-current annual base salary. The actual amount of any such bonus will be determined by reference to the attainment of applicable company and/or individual performance objectives, as determined by our board of directors or a subcommittee thereof. Pursuant to the employment agreement, Mr. Sachs is also eligible to participate in customary welfare and fringe benefit plans, provided by us to our employees at the same level as Mr. Sachs.
Pursuant to the terms of the 2021 Equity Incentive Plan, and subject to the approval of our board of directors or a subcommittee thereof, in May of each calendar year that Mr. Sachs remains employed by us, Mr. Sachs is eligible to receive an annual equity award. In June 2023, our board of directors granted Mr. Sachs an annual equity award in the form of restricted stock units (the “Annual RSU Award”) with a value of $1,423,985 in lieu of the annual equity awards set forth in his employment agreement. On November 23, 2021, our board of directors granted Mr. Sachs a restricted stock unit award consisting of 194,887 RSUs (“Initial RSU Award”) and a stock option award to purchase 389,774 shares of our common stock (“Initial Option Award”). Provided that Mr. Sachs remains employed by us on the vesting date (except as otherwise provided in such agreement or the 2021 Equity Incentive Plan), (i) the RSUs subject to the Annual RSU Award vest in 16 equal quarterly installments, (ii) the RSUs subject to the Initial RSU Award vest in 16 equal quarterly installments beginning on September 20, 2021, provided that the initial quarterly vesting installment shall not occur until December 20, 2021, and (iii) the shares subject to the Initial Option Award vest in 48 equal monthly installments beginning on September 20, 2021, provided that the initial three months of vesting shall not occur until December 20, 2021.
In the event that Mr. Sachs is terminated without cause or resigns from his position for good reason, he is entitled to receive a severance payment equal to one year of his then in-effect base salary plus the pro-rata portion of his target bonus, as well as any earned but unpaid annual bonus and payment of an amount equal to COBRA premiums for 12 months. In the event that Mr. Sachs is terminated without cause or resigns from his position for good reason within three months prior to or 12 months following a change in control, he is entitled to receive a severance payment equal to two times the sum of his then in-effect base salary for 12 months plus the pro-rata portion of his target bonus, as well as any earned but unpaid annual bonus and payment of an amount equal to COBRA premiums for 24 months. In addition, his outstanding equity awards with time-based vesting will vest in full.
We reimburse Mr. Sachs for all ordinary and reasonable out-of-pocket business expenses incurred by Mr. Sachs in furtherance of our business in accordance with our policies with respect thereto as in effect from time to time. Mr. Sachs is subject to our Non-Competition, Non-Solicitation, Non-Disclosure, and Intellectual Property Agreement, which includes a one year post-employment covenant not to compete with us subject to certain limitations, a one year post-employment covenant not to solicit, interfere with or service our customers, clients, vendors or partners or prospective customers, clients, vendors or partners to or for a competing business, and a one year post-employment covenant not to solicit or hire our employees or contractors.

Sammy Khalifa
Legacy Vicarious entered into an employment agreement with Mr. Khalifa on July 13, 2021, pursuant to which Mr. Khalifa serves as our Chief Technology Officer and reports directly to our Chief Executive Officer. Mr. Khalifa’s service pursuant to the employment agreement will continue until terminated in accordance with its terms.
Under the employment agreement, Mr. Khalifa receives an initial annual base salary of $425,000, which is subject to increase at the discretion of our board of directors or a subcommittee thereof, and is eligible to receive an annual performance bonus targeted at 75% of Mr. Khalifa’s then-current annual base salary. The actual amount of any such bonus will be determined by reference to the attainment of applicable company and/or individual performance objectives, as determined by our board of directors or a subcommittee thereof. Pursuant to the employment agreement, Mr. Khalifa is also eligible to participate in customary welfare and fringe benefit plans, provided by us to our employees at the same level as Mr. Khalifa.
Pursuant to the terms of the 2021 Equity Incentive Plan, and subject to the approval of our board of directors or a subcommittee thereof, in May of each calendar year that Mr. Khalifa remains employed by us, Mr. Khalifa is eligible to receive an annual equity award. In June 2023, our board of directors granted Mr. Khalifa an annual equity award in the form of restricted stock units (the “Annual RSU Award”) with a value of $734,474 in lieu of the annual equity awards set forth in his employment agreement. On November 23, 2021, our board of directors granted Mr. Khalifa a restricted stock unit award consisting of 155,900 RSUs (“Initial RSU Award”) and a stock option award to purchase 311,819 shares of our common stock (“Initial Option Award”). Provided that Mr. Khalifa remains employed by us on the vesting date (except as otherwise provided in such agreement or the 2021 Equity Incentive Plan), (i) the RSUs subject to the Annual RSU Award vest in 16 equal quarterly installments, (ii) the RSUs subject to the Initial RSU Award vest in 16 equal quarterly installments beginning on September 20, 2021, provided that the initial quarterly vesting installment shall not occur until December 20, 2021, and (iii) the shares subject to the Initial Option Award vest in 48 equal monthly installments beginning on September 20, 2021, provided that the initial three months of vesting shall not occur until December 20, 2021.
In the event that Mr. Khalifa is terminated without cause or resigns from his position for good reason, he is entitled to receive a severance payment equal to 75% of his then in-effect base salary for 12 months plus the pro-rata portion of his target bonus, as well as any earned but unpaid annual bonus and payment of an amount equal to COBRA premiums for 9 months. In the event that Mr. Khalifa is terminated without cause or resigns from his position for good reason within three months prior to or 12 months following a change in control, he is entitled to receive a severance payment equal to the sum of his then in-effect base salary for 12 months plus the pro-rata portion of his target bonus, as well as any earned but unpaid annual bonus and payment of an amount equal to COBRA premiums for 12 months. In addition, his outstanding equity awards with time-based vesting will vest in full.
We reimburse Mr. Khalifa for all ordinary and reasonable out-of-pocket business expenses incurred by Mr. Khalifa in furtherance of our business in accordance with our policies with respect thereto as in effect from time to time. Mr. Khalifa is subject to our Non-Competition, Non-Solicitation, Non-Disclosure, and Intellectual Property Agreement, which includes a one year post-employment covenant not to compete with us subject to certain limitations, a one year post-employment covenant not to solicit, interfere with or service our customers, clients, vendors or partners or prospective customers, clients, vendors or partners to or for a competing business, and a one year post-employment covenant not to solicit or hire our employees or contractors.
William Kelly
Legacy Vicarious entered into an employment agreement with Mr. Kelly on July 13, 2021, pursuant to which Mr. Kelly serves as our Chief Financial Officer and Treasurer and reports directly to our Chief Executive Officer and our board of directors. Mr. Kelly’s service pursuant to the employment agreement will continue until terminated in accordance with its terms.
Under the employment agreement, Mr. Kelly receives an initial annual base salary of $350,000, which is subject to increase at the discretion of our board of directors or a subcommittee thereof, and is eligible to receive an annual performance bonus targeted at 50% of Mr. Kelly’s then-current annual base salary. The actual amount of any such bonus will be determined by reference to the attainment of applicable company and/or individual performance objectives, as determined by our board of directors or a subcommittee thereof. Pursuant to the employment agreement, Mr. Kelly is also eligible to participate in customary welfare and fringe benefit plans, provided by us to our employees at the same level as Mr. Kelly.

Pursuant to the terms of the 2021 Equity Incentive Plan, and subject to the approval of our board of directors or a subcommittee thereof, in May of each calendar year that Mr. Kelly remains employed by us, Mr. Kelly is eligible to receive an annual equity award. In June 2023, our board of directors granted Mr. Kelly an annual equity award in the form of restricted stock units (the “Annual RSU Award”) with a value of $669,908 in lieu of the annual equity awards set forth in his employment agreement. On November 23, 2021, our board of directors granted Mr. Kelly a restricted stock unit award consisting of 52,062 RSUs (“Initial RSU Award”) and a stock option award to purchase 104,125 shares of our common stock (“Initial Option Award”). Provided that Mr. Kelly remains employed by us on the vesting date (except as otherwise provided in such agreement or the 2021 Equity Incentive Plan), (i) the RSUs subject to the Annual RSU Award vest in 16 equal quarterly installments, (ii) the RSUs subject to the Initial RSU Award vest in 16 equal quarterly installments beginning on September 20, 2021, provided that the initial quarterly vesting installment shall not occur until December 20, 2021, and (iii) the shares subject to the Initial Option Award vest in 48 equal monthly installments beginning on September 20, 2021, provided that the initial three months of vesting shall not occur until December 20, 2021.
In the event that Mr. Kelly is terminated without cause or resigns from his position for good reason, he is entitled to receive a severance payment equal to 75% of his then in-effect base salary for 12 months plus the pro-rata portion of his target bonus, as well as any earned but unpaid annual bonus and payment of an amount equal to COBRA premiums for 9 months. In the event that Mr. Kelly is terminated without cause or resigns from his position for good reason within three months prior to or 12 months following a change in control, he is entitled to receive a severance payment equal to the sum of his then in-effect base salary for 12 months plus the pro-rata portion of his target bonus, as well as any earned but unpaid annual bonus and payment of an amount equal to COBRA premiums for 12 months. In addition, his outstanding equity awards with time-based vesting will vest in full.
We reimburse Mr. Kelly for all ordinary and reasonable out-of-pocket business expenses incurred by Mr. Kelly in furtherance of our business in accordance with our policies with respect thereto as in effect from time to time. Mr. Kelly is subject to our Non-Competition, Non-Solicitation, Non-Disclosure, and Intellectual Property Agreement, which includes a one year post-employment covenant not to compete with us subject to certain limitations, a one year post-employment covenant not to solicit, interfere with or service our customers, clients, vendors or partners or prospective customers, clients, vendors or partners to or for a competing business, and a one year post-employment covenant not to solicit or hire our employees or contractors.
Employee Benefits
Our NEOs participate in employee benefit programs available to our employees generally, including a tax-qualified 401(k) plan. We do not maintain any executive-specific benefit or perquisite programs.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2023 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Victoria Carr-Brendel(3)	42,688	404,907	447,595
Ric Fulop(4)	50,623	145,143	195,766
David Ho(5)	53,309	145,143	198,452
Beverly Huss(6)	51,414	145,143	196,557
Philip Liang(7)	3,099	—	3,099
David Styka(8)	103,000	217,714	320,714
Donald Tang(9)	40,000	145,143	185,143
(1)	The amounts represent fees earned during 2023 under our Non-Employee Director Compensation Policy. Dr Ho elected to receive restricted stock units in lieu of cash.
(2)
The amounts represent the aggregate grant date fair value of RSU awards granted to each director in 2023, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 “Stockholders’ Equity and

Stock-Based Compensation” in our consolidated financial statements included in our Annual Report on Form 10-K. Following the 2023 annual meeting of stockholders, each non-employee director, except for Ms. Carr-Brendel, who was reelected to the board of directors was granted 65,974 RSUs for their service on our board of directors (the “Annual Director RSU Grants”). Ms. Carr-Brendel received an Annual Director RSU Grant prorated for the portion of the year that she served on our board of directors, in the amount of 46,867 RSUs. The Annual Director RSU Grants vest in equal monthly installments over 12 months beginning on June 1, 2023, subject to continued service through the applicable vesting date. On his resignation date, the unvested RSUs remaining for Mr. Liang were cancelled. Ms. Carr-Brendel was granted 108,953 RSUs upon her appointment as a director (the “Initial Director RSU Grant”). The Initial Director RSU Grant vests in equal monthly installments over 36 months beginning on January 23, 2023, subject to continued service through the applicable vesting date.
(3)	As of December 31, 2023, Ms. Carr-Brendel held 99,087 RSUs.
(4)	As of December 31, 2023, Mr. Fulop held 32,986 RSUs and options to purchase 409,702 shares of our Class A common stock, of which 298,741 were vested.
(5)	As of December 31, 2023, Dr. Ho held 39,508 RSUs.
(6)	As of December 31, 2023, Ms. Huss held 85,522 RSUs.
(7)	Mr. Liang resigned from the board effective January 17, 2023. As of December 31, 2023, Mr. Liang held no RSUs and no options to purchase shares of our common stock.
(8)
As of December 31, 2023, Mr. Styka held 49,479 RSUs and options to purchase 1,273,197 shares of our Class A common stock, of which 1,007,947 were vested. Mr. Styka resigned from the board effective February 29, 2024 and thereafter served as a consultant to the Company.

(9)	As of December 31, 2023, Mr. Tang held 39,508 RSUs.
Non-Employee Director Compensation Policy
We have a non-employee director compensation policy, which was adopted in September 2021 and amended in May 2022 and June 2023. Pursuant to the policy, non-employee directors receive annual retainers as follows:
Position	Retainer
Chairperson of the Board	$35,000
Member of the Board	$40,000
Chairperson of the Audit Committee	$18,000
Member of the Audit Committee	$6,300
Chairperson of the Compensation Committee	$14,250
Member of the Compensation Committee	$5,500
Chairperson of the Nominating and Corporate Governance Committee	$10,000
Member of the Nominating and Corporate Governance Committee	$4,650
These fees are payable in arrears in quarterly installments no later than the fifteenth day following the end of each calendar quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors may elect to receive a restricted stock unit award with a grant date fair value of the retainer amounts in lieu of receiving cash in such amounts. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of our board of directors and any committee of the board on which they serve and in connection with other business related to the board. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to our board of directors a number of restricted stock units (each restricted stock unit relating to one share of Class A common stock) having an aggregate fair market value equal to $301,800, determined by dividing (A) $301,800 by (B) the closing price of Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), on the date that the non-employee director is first appointed or elected to our board of directors. Each of these grants shall vest in equal monthly installments over 36 months from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.
Furthermore, each non-employee director, who has been serving on our board of directors for six months as of the date of any annual meetings of stockholders, shall automatically receive a restricted stock unit award having an aggregate grant date fair value of $145,000, each year on the date of our annual meeting of stockholders. Each non-employee director who has been serving on our board of directors for less than six months as of the date of any annual meetings of stockholders, shall automatically receive a restricted stock unit award prorated for the portion of the year served on our board of directors. Each of these restricted stock unit awards shall vest in equal monthly installments over 12 months from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2023.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	17,904,871(1)	$3.37(2)	7,228,226(3)
Equity compensation plans not approved by security holders	—	—	—
Total	17,904,871	$3.37	7,228,226
(1)	Consists of shares of Class A common stock to be issued upon exercise of outstanding options and RSUs under the Vicarious Surgical Inc. 2021 Equity Incentive Plan.
(2)	Consists of the weighted-average exercise price of the 12,265,338 stock options outstanding on December 31, 2023.
(3)	Consists of shares that remained available for future issuance under the Vicarious Surgical Inc. 2021 Equity Incentive Plan as of December 31, 2023.

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.vicarioussurgical.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the audit committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee and the audit committee further discussed with Deloitte & Touche LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Members of the Vicarious Surgical Inc. Audit Committee

Ric Fulop
Beverly Huss
Victoria Carr-Brendel

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of such forms, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the year ended December 31, 2023, all such reports that were required to be filed were filed on a timely basis, except that each of Philip Liang, John Mazzola and David Ho filed one late filing, due to inadvertent administrative delays.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Agreements with Vicarious Surgical Stockholders
Amended and Restated Registration Rights Agreement
At the Closing of the Business Combination, we entered into the Amended and Restated Registration Rights Agreement with the Sponsor, D8’s independent directors and certain Legacy Vicarious stockholders, pursuant to which, among other things, the parties to the Amended and Restated Registration Rights Agreement agreed, subject to certain exceptions, not to effect any sale or distribution of any of our equity securities held by any of them (except with respect to shares of Class A common stock acquired in open market transactions or by the Sponsor or D8’s independent directors pursuant to the PIPE Financing) during the lock-up period described therein and were granted certain registration rights with respect to their respective shares of our common stock, in each case, on the terms and subject to the conditions therein.
Director Nomination Agreement
At the Closing of the Business Combination, we entered into the Director Nomination Agreement with the Sponsor, pursuant to which, the Sponsor is entitled to certain rights to nominate two members to serve on our board of directors effective as of the Closing Date, subject to the conditions set forth in the Director Nomination Agreement. The Sponsor’s initial nominees to our board of directors were Donald Tang and David Ho. The Sponsor’s right to nominate one such member to our board of directors expired at our 2022 annual meeting of stockholders and the right to nominate the other member to our board of directors shall expire upon the earlier of (i) the first date on which the Sponsor ceases to beneficially own at least 2.5% of our issued and outstanding common stock and (ii) the termination of the Director Nomination Agreement as of the date that is 36 months after the Closing Date.
Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
In connection with the Closing of the Business Combination, we entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements, the Charter and the Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the Bylaws also require us to advance expenses incurred by our directors and officers. We will also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Policies and Procedures for Related Party Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to us or any of our subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. A “Related Person” is:
•	any person who is or was an executive officer, director, or director nominee of our at any time since the beginning of our last fiscal year;
•	a person who is or was an Immediate Family Member (as defined below) of an executive officer, director, director nominee at any time since the beginning of our last fiscal year;
•	any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of our voting securities (a “Significant Stockholder”); or
•	any person who, at the time of the occurrence or existence of the transaction, is an Immediate Family Member of a Significant Stockholder of ours.
An “Immediate Family Member” of a person is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, or any other person sharing the household of such person, other than a tenant or employee.

We have implemented policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our charter, the audit committee has the responsibility to review related party transactions.
Under the related person transaction policy, the related person in question or, in the case of transactions with a beneficial holder of more than 5% of our voting stock, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to the audit committee (or to another independent body of the board of directors) for review.
To identify related person transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the related person’s interest in the transaction;
•	the approximate dollar value of the amount involved in the transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of our business;
•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee will approve only those transactions that it determines are fair to us and in our best interests.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
On April 12, 2024, our board of directors nominated Adam Sachs, Sammy Khalifa, Victoria Carr-Brendel, Ric Fulop, David Ho, Beverly Huss and Donald Tang for election at the annual meeting. If they are elected, they will serve on our board of directors until the 2025 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Adam Sachs, Sammy Khalifa, Victoria Carr-Brendel, Ric Fulop, David Ho, Beverly Huss and Donald Tang as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
A plurality of the votes cast for each nominee is required to elect each nominee as a director.
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ADAM SACHS, SAMMY KHALIFA, VICTORIA CARR-BRENDEL, RIC FULOP, DAVID HO, BEVERLY HUSS AND DONALD TANG AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE VICARIOUS SURGICAL INC.
2021 EQUITY INCENTIVE PLAN
General
Our board of directors approved an amendment to our 2021 Equity Incentive Plan, or the Plan, on April 12, 2024, subject to approval by our stockholders.
In this Proposal 2, we are seeking stockholder approval of the amendment to the Plan to make the following material changes to the Plan:
•	The aggregate number of shares of our common stock that may be issued under the Plan is increased by 5,000,000 shares, subject to adjustment for certain changes in our capitalization.
•
The aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Plan is increased by 5,000,000 shares, subject to adjustment for certain changes in our capitalization.

The Plan was approved by our board of directors and stockholders in 2021 and amended in 2022 and 2023. By its terms, the plan may be amended by the compensation committee provided that any amendment that the compensation committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of the New York Stock Exchange. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
As of April 1, 2024, a total of 7,514,991 shares of our common stock remain available for issuance under the Plan; options to purchase a total of 12,730,809 shares of common stock remain outstanding; and restricted stock units for the issuance of a maximum of 4,365,183 shares of our common stock were outstanding. As of April 1, 2024, a total of 7,309,171 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the Plan.
The Plan, as amended, includes the following provisions:
•
No Liberal Share Recycling-Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the Plan will not again become available for issuance under the Plan; and

•
No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
No Repricing Without Stockholder Approval: We may not, without stockholder approval, (i) reduce the exercise price of a stock option or stock appreciation right or (ii) exchange such stock option or stock appreciation right for a new option or stock appreciation right with a lower exercise price or for any other stock award or cash.

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Restrictions on Dividends: The Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to a stock award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable stock award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

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Limits on Director Grants: Limitation on the number of shares that may be granted to any non-employee director in any calendar year to an aggregate grant date fair value of $750,000 except for grants made pursuant to an election by a non-employee director to receive a grant of equity in lieu of cash for any cash fees to be received for service on our board of directors or any committee thereof or in connection with a non-employee director initially joining our board of directors.

Reasons for Amendment of the Plan
Our board of directors, the compensation committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our board of directors believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan (7,514,991 shares as of April 1, 2024) is not sufficient for future granting needs. Our board of directors currently believes that if the amendment to the Plan is approved by stockholders, the additional 5,000,000 shares available for issuance under the Plan will result in an adequate number of shares of common stock being available for future awards under the Plan during 2024.
The following is a brief summary of the Plan, as amended. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.
Summary of Material Features of our Plan
General
The purposes of the Plan are to attract, retain and motivate officers and key employees (including prospective employees), directors, consultants and others who may perform services for the Company to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company. These incentives are provided through the grant of stock options (including incentive stock options intended to be qualified under Section 422 of the Code), stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock-based and cash-based awards. Any of these awards may, but need not, be made as performance-based incentive awards.
Authorized Shares
If this Proposal 2 is approved by our stockholders, the number of Shares that may be issued from time to time pursuant to this Plan shall be the sum of: (i) 5,000,000 additional shares of Class A common stock, (ii) 7,514,991 shares of Class A common stock remaining available for issuance as of April 1, 2024, and (iii) 12,730,809 shares issuable upon exercise of outstanding options under the Company’s prior plan, as adjusted at the Closing of the Business Combination.
If shares covered by an award are not purchased or are forfeited or expire, or otherwise terminate without delivery of any shares subject thereto, then such shares will, to the extent of any such forfeiture, termination, cash-settlement or expiration, be available for future grant under the Plan. The payment of dividend equivalent rights in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the Plan. Shares tendered by a participant, repurchased by the Company using proceeds from the exercise of stock options or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation for an award will not again be available for future awards.
Adjustments to Shares Subject to the Plan
In the event of a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution that results in any increase or decrease in the number of issued shares, the administrator (as defined below) has the authority to make appropriate adjustments to the aggregate number of shares and class of shares as to which awards may be granted, the number of shares covered by each outstanding award and the option price for each related outstanding option and stock appreciation right.
Administration
The compensation committee of the board of directors will administer the Plan (referred to as the “administrator”); provided that such committee consists of at least two members of the board of directors, each of whom qualifies as a non-employee director under Rule 16b-3 of the Exchange Act, and as an independent director under the rules of the stock exchange for so long as the Company is a publicly traded corporation. Subject to the provisions of the Plan, the administrator has the power to administer the Plan, including but not limited to, the authority to (i) construe, interpret and implement the Plan and each award, (ii) make all determinations necessary or advisable in administering the Plan, (iii) direct the Company to grant awards pursuant to the Plan, (iv) determine the grantees to whom and the times at which awards will be granted, (v) determine the price at which options are granted, (vi) determine the type of option to be awarded and the number of shares subject to such option, (vii) determine the number of shares granted pursuant to each award and (viii) approve the form and terms and conditions of the award documents and of each award. The administrator’s interpretation and construction of any provisions of the Plan or any award are final, binding and conclusive.
Eligibility
Awards may be granted to employees, non-employee directors, consultants and advisors of the Company and any parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.
Stock Options
Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to our employees and affiliates, and the aggregate fair market value of a share of our common stock determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Non-qualified options may be granted to our employees, directors and consultants and our affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant, and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years. An option may not be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of options.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Plan. Stock appreciation rights allow the participant to receive the appreciation in the fair market value of the Company’s Shares between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. The grant price for a stock appreciation right may not be less than 100% of the fair market value per share on the date of grant. Subject to the provisions of the Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable.
Restricted Stock Awards
Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director, consultant or advisor and, subject to the provisions of the Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights with respect to such shares upon grant unless the administrator provides otherwise. Unless the administrator determines otherwise, during the restricted period, all dividends or other distributions paid upon any restricted stock awards will be retained by the Company for the account of the participant. Such dividends or other distributions will revert to the Company if for any reason the restricted stock award upon which such dividends or other distributions were paid reverts to the Company. Upon the expiration of the restricted period, all such dividends or other distributions made on such restricted share and retained by the Company will be paid, without interest, to the participant.
Restricted Stock Units
Restricted stock units may be granted under the Plan. Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the administrator and when the applicable restrictions lapse, the grantee will be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but will not be paid prior to and only to the extent that, the restricted stock unit award vests. The holder of restricted stock units does not have the rights and privileges of a regular stockholder, including the ability to vote the restricted stock units.
Dividend Equivalent Rights
Dividend equivalent rights may be granted under the Plan. Dividend equivalent rights are entitlements to receive credits based on cash distributions that would have been paid on the shares of common stock subject to an equity-based award granted to an individual as though such shares had been issued to and held by the grantee. Subject to the terms of the Plan, the administrator determines the terms and conditions of dividend equivalent rights.
Other Stock-Based and Performance-Based Awards
The Plan will also authorize the grant of other types of stock-based compensation including, but not limited to stock appreciation rights and unrestricted stock awards. The administrator may award such stock-based awards subject to such conditions and restrictions as it may determine. We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards also include performance-based restricted shares and restricted stock units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.
Transferability of Awards
Unless otherwise determined by the administrator in its sole discretion, no award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such awards (and any rights thereunder) will be exercisable during the life of the participant only by the participant or the participant’s legal representative.
Grants to Non-Employee Directors
Grants made to non-employee directors may be in any form other than incentive stock options. The fair value of any awards granted to a non-employee director, including cash compensation in respect of such director’s service, may not exceed $750,000 in any one calendar year, increased to $1,000,000 in the year in which such non-employee director initially joins the board of directors.
Corporate Transactions
Upon a merger, consolidation, sale of all or substantially all of the Company, or the acquisition of all of the outstanding voting stock of the Company, or other similar transaction or reorganization event, each of the administrator or the board of directors may, in its sole discretion, take any one or more of the following actions pursuant to the Plan, as to some or all outstanding awards:
•	provide that all outstanding options will be assumed or substituted by the successor corporation;
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upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant within a specified number of days of such notice;

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in the event of a merger pursuant to which holders of shares of Class A common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to option holder participants equal to the difference between the merger price times the number of shares of Class A common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

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with respect to other stock awards, provide that outstanding awards will be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event;

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with respect to stock awards, and in lieu of any of the foregoing, provide that, upon consummation of the transaction, each outstanding stock award will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of Class A Ordinary Shares comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the board of directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction); and

•	upon consummation of a Corporate Transaction (as defined in the Plan), to the extent not assumed or substituted by the successor or cashed out, the outstanding awards will terminate.
Amendment; Termination
The administrator has the authority to amend the Plan from time to time; provided that such amendment does not adversely impair the rights of the participant of any award without the participant’s consent. Stockholder approval also is required to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency. The board of directors has also reserved the right to terminate the Plan at any time, and the Plan will automatically terminate in 2031.
Summary of U.S. Federal Income Tax Consequences of the Plan
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options
An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. General rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonstatutory Stock Options
Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price, and such amount should be deductible by the Company for federal income tax purposes. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.
Stock Appreciation Rights
In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of common stock or cash received. Any additional gain or loss recognized upon any later disposition of the shares, if any, would be capital gain or loss.
Restricted Stock Awards
A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the IRS no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Units
A participant acquiring a restricted stock unit recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received.
Section 409A
Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the participant of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.
Plan Benefits
Since the adoption of the Plan through April 1, 2024, we have granted the following stock options, RSUs and PSUs under the Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options and RSUs are shares of our Class A common stock.
Name and Position	Number of shares subject to Stock Options	Number of shares subject to RSUs	Number of shares subject to PSUs
Named Executive Officers
Adam Sachs, Chief Executive Officer(1)	389,774	1,983,397	587,681
Sammy Khalifa, Chief Technology Officer(1)	311,819	1,402,747	303,118
William Kelly, Chief Financial Officer and Treasurer	104,125	660,984	276,060
All Current Executive Officers as a group	2,165,718	4,366,358	1,456,702
All Current Directors who are not executive officers as a group	—	835,819	—
All Employees who are not executive officers as a group	10,844,009	932,161	1,053,720
(1)	Received more than 5% of such awards.

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Compensation committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.
On April 19, 2024, the closing market price per share of our Class A common stock was $0.288, as reported by the New York Stock Exchange.
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the amendment to the Plan.
Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDED VICARIOUS SURGICAL INC. 2021 EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
THE REVERSE SPLIT PROPOSAL
On February 20, 2024, the Board approved, subject to stockholder approval, a certificate of amendment (the “Certificate of Amendment”) to our Certificate of Incorporation to effect a reverse stock split of our outstanding Class A common stock and Class B common stock by combining outstanding shares of each class of common stock into a lesser number of outstanding shares of such class of common stock at a ratio of not less than 1-for-5 and not more than 1-for-30, with the exact ratio to be set within this range by the Board at its sole discretion (the “Reverse Stock Split”). In its sole discretion, the Board may alternatively elect to abandon such proposed Certificate of Amendment and not effect the Reverse Stock Split approved by stockholders. Upon the effectiveness of the Certificate of Amendment to our Certificate of Incorporation effecting the Reverse Stock Split, each share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by the Board.
If our stockholders approve the Reverse Stock Split, the Board would have the sole discretion to effect the Reverse Stock Split and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-5 and not more than 1-for-30. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our stockholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “—Criteria to be Used for Decision to Apply the Reverse Stock Split.”
If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective upon the time specified in the Certificate of Amendment to our Certificate of Incorporation as filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate of Amendment and the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the Certificate of Amendment and the Reverse Stock Split if, at any time prior to the filing of the Certificate of Amendment with the Secretary of State, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. The form of the Certificate of Amendment is attached as Appendix B to this Proxy Statement.
The primary purpose for effecting the Reverse Stock Split is to increase the per-share trading price of our Class A common stock to:
•
maintain the listing of our Class A common stock on the NYSE and avoid delisting of our Class A common stock from NYSE in the future on the basis of the minimum price per share requirements (as described below);

•	broaden the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and
•	make our Class A common stock a more attractive investment to institutional investors.
In evaluating whether to effect the Reverse Stock Split, the Board has and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants and the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In recommending the Reverse Stock Split, the Board determined that the potential benefits significantly outweighed these potential negative factors.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the Reverse Stock Split, the Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-5 to 1-for-30 range, would be determined by the Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, the Board will consider, among other things, factors such as:
•	NYSE’s minimum price per share requirements;
•	the historical trading prices and trading volume of our Class A common stock;

•	the then-prevailing and expected trading prices and trading volume of our Class A common stock and the anticipated impact of the Reverse Stock Split on the trading market for our Class A common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	business developments affecting us; and
•	prevailing general market and economic conditions.
Reasons for the Reverse Stock Split
The Board is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price of our Class A common stock to meet the price criteria for continued listing on the NYSE. Our Class A common stock is publicly traded and listed on the NYSE under the symbol “RBOT.” The Board believes that, in addition to increasing the price of our Class A common stock to meet the price criteria for continued listing on the NYSE, the Reverse Stock Split would also make our Class A common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and the stockholders’ best interests.
As previously disclosed by the Company in a Current Report on Form 8-K filed with the SEC on September 22, 2023, and in its related press release, on September 20, 2023, we received notice from the NYSE that the average per share trading price of our Class A common stock was below the NYSE’s continued listing standard rule relating to minimum average share price. Rule 802.01C of the NYSE’s Listed Company Manual requires that a company’s common stock trade at a minimum average closing price of $1.00 over a consecutive 30 trading-day period.
Pursuant to Section 802.01C, the Company has a period of six months following the receipt of the NYSE notification to regain compliance with the minimum share price requirement. The Company notified the NYSE that to regain compliance with the minimum share price requirement, the Company intends to take steps to increase the value of shares of its Class A common stock through executing its previously-announced business strategy and is considering other options for regaining compliance with the minimum share price requirement, including effecting a reverse stock split, subject to stockholder approval, which it would seek to obtain no later than at the Company’s next annual stockholders’ meeting. The Company may regain compliance with the minimum share price requirement at any time during the cure period if, on the last trading day of any calendar month during the cure period, or on the last day of the cure period, the Company’s Class A common stock has (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month or on the last day of the cure period, as applicable.
Accordingly, the primary purpose of the Reverse Stock Split is to increase the per share market price of our Class A common stock as a means of regaining compliance with Rule 802.01C of the NYSE’s Listed Company Manual. The reduction in the number of issued and outstanding shares of our Class A common stock as a result of the Reverse Stock Split is, absent other factors, expected to proportionately increase the market price of our Class A common stock. This may increase the acceptability of our Class A common stock to long-term investors who may not find our shares attractive due to the trading volatility often associated with stocks below certain prices (in many instances, below $5.00 per share), or make our Class A common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or restrict or limit the ability to purchase such stocks on margin.
The Reverse Stock Split may not result in a permanent increase in the market price of our Class A common stock, which will continue to be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
In the event we are delisted from the NYSE, the only established trading market for our Class A common stock would be eliminated, and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our Class A common stock, reduce institutional investor interest in our company, and may increase the volatility of our Class A common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from the NYSE and any resulting consequences.

Risks of the Proposed Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase the price of our Class A common stock and have the desired effects.
If the Reverse Stock Split is implemented, our Board expects that such transaction will increase the market price of our Class A common stock so that we are able to achieve the goals described under “Reasons for the Reverse Stock Split” in this proposal. However, the effect of the Reverse Stock Split upon the market price of our Class A common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Class A common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Class A common stock outstanding resulting from the Reverse Stock Split, or (ii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Stock Split is implemented, the market price of our Class A common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Class A common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Class A common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our Class A common stock.
The liquidity of our Class A common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Class A common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.
As we are not reducing the number of our authorized shares, the Reverse Stock Split could make a change of control more difficult because we will have the right to issue additional shares.
While the Reverse Stock Split would decrease the number of outstanding shares of our common stock, it would not change the number of authorized shares under our Certificate of Incorporation. Consequently, the Reverse Stock Split would have the effect of increasing the number of shares of common stock available for issuance under our Certificate of Incorporation. The Board believes that such an increase is in our and our stockholders’ best interests as it would provide us with greater flexibility to issue shares of common stock in connection with possible future financings as under our equity incentive plans and for other general corporate purposes. By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. In addition, the Reverse Stock Split will not change the number of authorized shares of our preferred shares, as designated by our Certificate of Incorporation. Our Certificate of Incorporation authorizes us to issue one or more series of preferred stock, which we are not changing in the Reverse Stock Split. Our Board has the authority to determine the preferences, limitations and relative rights of the shares of preferred stock and to fix the number of shares constituting any series and the designation of such series, subject to certain approval rights of our stockholders. Our preferred stock could be issued with voting, liquidation, dividend and other rights superior to the rights of our Class A common stock. The potential issuance of preferred stock may delay or prevent a change in control of us, discouraging bids for our Class A common stock at a premium to the market price, and materially and adversely affect the market price and the voting and other rights of the holders of our Class A common stock. The Reverse Stock Split is not being recommended by the Board as part of an anti-takeover strategy, but rather its principal purpose is for the Company to regain compliance with the NYSE’s Listing Rule to maintain the listing of our Class A common stock and to make such shares more attractive to a broader group of investors.
Interests of Certain Persons in Matters to be Acted Upon
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our common stock and securities exercisable for our common stock.

Principal Effects of the Reverse Stock Split
The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise, vesting or conversion of all outstanding derivative securities issued by us, in accordance with the split ratio, including stock options, restricted stock units, warrants and other rights to acquire our common stock.
In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.
The Reverse Stock Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. We will not issue any fractional shares as a result of the Reverse Stock Split, and in lieu thereof any stockholders that would otherwise be entitled to receive a fractional share will be entitled to a cash payment. The Reverse Stock Split would not change the terms of our common stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.
After the effective time of the Reverse Stock Split, our Class A common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. Our Class B common stock does not have a CUSIP number and we do not intend to obtain one in connection with the Reverse Stock Split.
Our Class A common stock and warrants to purchase Class A common stock (“Public Warrants”) are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Class A common stock or Public Warrants under the Exchange Act. We expect that our Class A common stock would continue to trade on NYSE under the symbol “RBOT.”
Effect on Outstanding Derivative Securities
The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise, vesting or conversion of the following outstanding derivative securities issued by us, in accordance with the split ratio (all figures are as of April 1, 2024 and are on a pre-Reverse Stock Split basis), including:
•	12,730,809 shares of Class A common stock issuable upon the exercise of stock options, at a weighted average exercise price of $3.09 per share under the 2021 Plan;
•	4,365,183 shares of Class A common stock issuable upon the vesting of restricted stock units issued pursuant to the 2021 Plan;
•	1,217,910 shares of Class A common stock issuable upon the vesting of performance stock units issued pursuant to the 2021 Plan; and
•
17,248,601 shares of Class A common stock issuable upon exercise of outstanding warrants related to the warrant agreement dated July 14, 2020, with a weighted average exercise price of $11.50 per share.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the split ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Class A common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.
Procedures
The Reverse Stock Split would become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate of Amendment, if it is filed, would be determined by our Board based on its evaluation as to when such action would be in our and our stockholders’ best interests. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, our Board determines, acting in its sole discretion, that to proceed with it is not in our best interest and the best interest of our stockholders. Following are descriptions of how the Reverse Stock Split would be implemented for beneficial holders and registered book-entry holders.
•
Beneficial Holders. Upon implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a broker, bank or other agent in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks and other agents would be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these brokers, banks and other agents may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a broker, bank or other agent and who have any questions in this regard are strongly encouraged to contact their brokers, banks or other agents for more information.

•
Registered “Book Entry” Holders. Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with Continental Stock Transfer & Trust Company, our stock transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If the Reverse Stock Split is implemented, stockholders who hold shares electronically in book-entry form with Continental Stock Transfer & Trust Company would not need to take action to receive whole shares of post-reverse split common stock as the exchange will be automatic.

Authorized Shares of Common Stock
We are currently authorized under our Certificate of Incorporation to issue up to a total of 323,000,000 shares of capital stock, comprised of 300,000,000 shares of Class A common stock, 22,000,000 shares of Class B common stock, and 1,000,000 shares of preferred stock.
Payment of Cash in Lieu of Issuing Fractional Shares
The Reverse Stock Split will affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests, except to the extent that the Reverse Stock Split results in such stockholder owning a fractional share, for which they would receive cash in lieu of any such fractional shares. We do not currently intend to issue fractional shares of our common stock in connection with the Reverse Stock Split. Stockholders who otherwise would hold fractional shares because the number of shares of common stock they held before the Reverse Stock Split will be entitled to cash payments (without interest or deduction) in respect of such fractional shares.
To avoid the existence of fractional shares of our common stock:
•
Class A common stock: Continental Stock Transfer & Trust Company, our stock transfer agent, will aggregate all fractional shares of Class A common stock and sell them as soon as practicable after the effective time of the Reverse Stock Split at the then-prevailing prices on the open market, on behalf of the Class A common stockholders who would otherwise be entitled to receive a fractional share of Class A common stock as a result of the Reverse Stock Split. We expect that our transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Class A common stock (the “Aggregated Fractional Shares”). After our transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share of Class A common stock will instead receive a cash payment from our transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale (the “Total Sale Proceeds”).

•
Class B common stock: Holders of Class B common stock will receive, in lieu of any fractional share, an amount in cash equal to such fraction multiplied by a share price equal to the Total Sale Proceeds divided by the Aggregated Fractional Shares.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or Continental Stock Transfer & Trust Company, our stock transfer agent, concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with our transfer agent’s instructions (described below), will have to seek to obtain such funds directly from the state to which they were paid.

Accounting Treatment
The Reverse Stock Split would not affect the per-share par value of our common stock, which would remain at $0.0001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts set forth in our future financial statements.
Reservation of Right to Abandon the Amendment to our Certificate of Incorporation
Our Board reserves the right to abandon the amendment to our Certificate of Incorporation described in this proposal without further action by our stockholders at any time before the effective time, even if stockholders approve such amendment at the annual meeting. By voting in favor of the amendment to our Certificate of Incorporation, as amended, stockholders are also expressly authorizing the Board to determine not to proceed with and abandon the Reverse Stock Split if it should so decide.
The following discussion summarizes the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below, and there can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, persons who acquired their comment stock pursuant to the exercise of employee stock options or otherwise as compensation, or U.S. Holders who actually or constructively own 10% or more of our voting stock.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local, and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all stockholders.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.
Tax Consequences to the Company. The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain, or loss in connection with the proposed Reverse Stock Split.
Tax Consequences to U.S. Holders. A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short-term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long-term if held for more than one year.
A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our common stock will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s circumstances and income tax situation and our view regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.
Required Vote
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the Reverse Split Proposal.
Recommendation
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE REVERSE SPLIT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. Our board of directors proposes that the stockholders ratify this appointment. We expect that representatives of Deloitte will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Deloitte as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024, the audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte and concluded that Deloitte has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
Independent Registered Public Accounting Firm Fees and Services
The following is a summary of fees paid to Deloitte for services rendered for the fiscal years ended December 31, 2022 and December 31, 2023.
	2022	2023
Audit fees(1)	$789,507	$811,598
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	$1,895	$1,895
Total	$791,402	$813,493
(1)
Audit fees consisted of audit work performed in the preparation of consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as quarterly review procedures and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)	There were no audit-related fees in 2022 or 2023.
(3)	There were no tax fees in 2022 or 2023.
Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, the audit committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
(4)	All other fees consisted of fees paid to the independent accountant for access to a research resource.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.
Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Deloitte as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the appointment of the independent registered public accounting firm.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://www.vicarioussurgical.com under Investors - Governance - Governance Documents. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K.
Our Internet website address is provided as an inactive textual reference only. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 24, 2024. To be considered for presentation at the 2025 annual meeting of stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 10, 2025 and no later than March 12, 2025. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.
Proposals that are not received in a timely manner will not be voted on at the 2025 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Vicarious Surgical Inc., 78 Fourth Avenue, Waltham, Massachusetts 02451.
Waltham, Massachusetts
April 23, 2024

APPENDIX A

VICARIOUS SURGICAL INC.

2021 EQUITY INCENTIVE PLAN, AS AMENDED

(As approved by the stockholders on June 10, 2024)
1.	DEFINITIONS.
Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Vicarious Surgical Inc. 2021 Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.
Affiliate means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.
Agreement and Plan of Merger means that certain Agreement and Plan of Merger, dated as of April 15, 2021 by and among D8 Holdings Corp., Snowball Merger Sub, Inc., Vicarious Surgical Inc. and Adam Sachs, in his capacity as the Stockholder Representative.
Board of Directors means the Board of Directors of the Company.
Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) the Administrator’s determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board of Directors or the Participant’s immediate supervisor or the Participant’s insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information or trade secrets of the Company or any Affiliate, (d) breach by a Participant of any provision of any employment, severance, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate or any material written policy of the Company or any Affiliate, including, without limitation, any award agreement entered into pursuant to this Plan, (e) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude, (f) the Participant’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any Affiliate, and (g) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Class A Common Stock means shares of the Company’s Class A common stock, $0.0001 par value per share.
Class B Common Stock means shares of the Company’s Class B common stock, $0.0001 par value per share.
Closing means the date on which the transactions contemplated by the Agreement and Plan of Merger are consummated.
Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.
Common Stock means the Class A Common Stock and the Class B Common Stock, individually or collectively, as the context requires.
Company means Vicarious Surgical Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity, other than a transaction to merely change the state of incorporation or in which the Company is the surviving corporation. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger (as determined by the Administrator), the Corporate Transaction will be deemed to have occurred upon consummation of the tender offer.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the United States Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Class A Common Stock means:
If the Class A Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Class A Common Stock, the closing or, if not applicable, the last price of the Class A Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
If the Class A Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Class A Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Class A Common Stock are regularly reported, the mean between the bid and the asked price for the Class A Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Class A Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and
If the Class A Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.
ISO means a stock option intended to qualify as an incentive stock option under Section 422.
Non-Qualified Option means a stock option which is not intended to qualify as an ISO.
Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.
Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.
Plan means this Vicarious Surgical Inc. 2021 Equity Incentive Plan.
Prior Plan means the Vicarious Surgical Inc. 2014 Stock Incentive Plan.
SAR means a stock appreciation right.
Section 409A means Section 409A of the Code.

Section 422 means Section 422 of the Code.
Securities Act means the United States Securities Act of 1933, as amended.
Shares means shares of the Class A Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option, or a Stock Grant.
Stock Grant means a grant by the Company of Shares under the Plan.
Stock Right means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.
Substitute Award means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
2.	PURPOSES OF THE PLAN.
The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.
3.	SHARES SUBJECT TO THE PLAN.
(a)
Commencing on June 10, 2024, the number of Shares that may be issued from time to time pursuant to this Plan shall be the sum of: (i)     [1] shares of Class A Common Stock for new awards plus the number of additional shares underlying awards already outstanding under the Plan, and (ii) 6,453,724 shares issuable upon exercise of outstanding options under the Prior Plan (as adjusted at the Closing of the Business Combination), or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan.

(b)
If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan; provided, however, that the number of Shares underlying any awards under the Plan that are retained or repurchased on the exercise of an Option or the vesting or issuance of any Stock Right to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Shares available for issuance under the Plan; and provided, further that, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.

(d)
The maximum number of Shares available for grant under the Plan as ISOs will be equal to 36,944,891. The limits set forth in this Paragraph 3 will be construed to comply with the applicable requirements of Section 422.

[1]
Consists of 5,000,000 additional shares, plus the number of shares remaining available for grant under the existing Plan as of the annual meeting of stockholders on June 10, 2024, including any shares underlying awards already outstanding under the Plan that are forfeited and returned to the existing Plan by such time pursuant to the terms of the Plan. The number of shares remaining available for grant under the existing Plan was 7,514,991 as of April 1, 2024; options to purchase a total of 12,730,809 shares of common stock remain outstanding as of April 1, 2024; and restricted stock units for the issuance of a maximum of 4,365,183 shares of common stock were outstanding as of April 1, 2024. The amount shall not exceed 29,610,983 shares.

(e)
The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such Award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Paragraph 4(c) below.

4.	ADMINISTRATION OF THE PLAN.
The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b)	Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of Stock Rights to be granted and any other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors.

(d)
Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares.

(e)
Amend any term or condition of any outstanding Stock Right, provided that (i) such term or condition as amended is not prohibited by the Plan and (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors.

(f)	Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and
(g)
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5.	ELIGIBILITY FOR PARTICIPATION.
The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate, provided, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.
6.	TERMS AND CONDITIONS OF OPTIONS.
Each Option shall be set forth in an Option Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:
(a)
Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)
Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Class A Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.
(iii)
Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.
(b)
ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (iv) thereunder.
(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Class A Common Stock on the date of grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Class A Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:
A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise: To the extent that aggregate Fair Market Value (determined on the date each ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Participant in any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options even if denominated ISOs at grant.

(c)
Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Paragraph 24 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options to reduce the exercise price of such Options, (ii) cancel outstanding Options in exchange for Options that have an exercise price that is less than the exercise price value of the original Options, or (iii) cancel outstanding Options that have an exercise price greater than the Fair Market Value of a Share on the date of such cancellation in exchange for cash or other consideration.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.
Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:
(a)
Each Agreement shall state the purchase price per Share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains;
(c)
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

(d)
Dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that, the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.
The Administrator shall have the right to grant other Stock-Based Awards based upon the Class A Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of SARs, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering SARs (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Class A Common Stock on the date of grant or (b) expire more than ten years following the date of grant.
9.	PERFORMANCE-BASED AWARDS.
The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Paragraph 24 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.
10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.
An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Class A Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) that requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.
11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.
Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Class A Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to effect such purchase; (d) at the discretion of the Administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
12.	RIGHTS AS A SHAREHOLDER.
No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any

Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.
13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.
14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, OR DEATH OR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(a)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)
Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)
The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.

(f)
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:
(a)	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
(b)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement:
(a)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b)
A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c)
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Option Agreement:
(a)
In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b)
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.
In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.
Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.
20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:
(a)
All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.
(b)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.
23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.
Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.
24.	ADJUSTMENTS.
Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.
(a)	Changes with respect to Shares of Common Stock.
(i)
If (1) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b), 3(d) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(ii)
The Administrator may also make adjustments of the type described in Paragraph 24(a) above to take into account distributions to stockholders other than those provided for in Paragraphs 24(b) below, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any Award, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable.

(iii)	References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Paragraph 24(a).
(b)
Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of an Option or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Option may be cancelled with no payment due hereunder or otherwise in respect thereof.
With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that each outstanding Stock Grant or Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant or Stock-Based Award (to the extent such Stock Grant or Stock-Based Award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived). For the avoidance of doubt, if the purchase or base price of a Stock Grant or Stock-Based Award or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Stock Grant or Stock-Based Award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.
In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c)
Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)
Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e)
Termination of Awards upon Consummation of a Corporate Transaction. Except as the Administrator may otherwise determine, each Stock Right will automatically terminate (and in the case of outstanding Shares of restricted Common Stock, will automatically be forfeited) immediately upon the consummation of a

Corporate Transaction, other than (i) any award that is assumed, continued or substituted pursuant to Paragraph 24(b) above, and (ii) any cash award that by its terms, or as a result of action taken by the Administrator, continues following the consummation of the Corporate Transaction.
25.	ISSUANCES OF SECURITIES.
(a)
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

(b)
The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Shares is at the time of issuance listed on any stock exchange or national market system, the Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to the exercise of an award or the issuance of Shares under an award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Shares issued under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Shares issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.

26.	FRACTIONAL SHARES.
No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.
27.	WITHHOLDING.
In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.
28.	TERMINATION OF THE PLAN.
The Plan will terminate on April 13, 2031, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.
29.	AMENDMENT OF THE PLAN AND AGREEMENTS.
The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to such Participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 24.
30.	EMPLOYMENT OR OTHER RELATIONSHIP.
Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
31.	SECTION 409A AND SECTION 422.
The Company intends that the Plan and any Awards granted hereunder be exempt from or comply with Section 409A, to the extent applicable. The Company intends that ISOs comply with Section 422, to the extent applicable. Any ambiguities in the Plan or any Award shall be construed to effect the intent as described in this Paragraph 31.
If a Participant is a “specified employee” as defined in Section 409A (and as applied according to procedures of the Company and its Affiliates) as of his or her separation from service, to the extent any payment under this Plan or pursuant to an Award constitutes non-exempt deferred compensation under Section 409A that is being paid by reason of separation from service, no payments due under this Plan or pursuant to an Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that Awards under the Plan that are subject to Section 409A or Section 422, as applicable, comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A or compliant with Section 422, as applicable, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to any Award, whether by reason of a failure to satisfy the requirements of Section 409A or Section 422 or otherwise.
32.	INDEMNITY.
Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board or Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.
33.	CLAWBACK.
Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

34.	WAIVER OF JURY TRIAL.
By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.
35.	UNFUNDED OBLIGATIONS.
The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.
36.	GOVERNING LAW.
This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

VICARIOUS SURGICAL INC.
Stock Option Grant Notice
Stock Option Grant under the Company’s
2021 Equity Incentive Plan
1.	Name of Participant:
2.	Date of Option Grant:
3.	Type of Grant:
4.	Maximum Number of Shares for which this Option is exercisable:
5.	Exercise (purchase) price per share:
6.	Option Expiration Date:
7.
Vesting Schedule: This Option shall become exercisable (and the Shares issued upon exercise shall be vested) as follows provided the Participant is an Employee, director or Consultant of the Company or of an Affiliate on the applicable vesting date:

[INSERT VESTING PROVISIONS]
The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.
The Company and the Participant acknowledge receipt of this Stock Option Grant Notice and agree to the terms of the Stock Option Agreement attached hereto and incorporated by reference herein, the Company’s 2021 Equity Incentive Plan and the terms of this Option Grant as set forth above.
VICARIOUS SURGICAL INC.

By:
Name:
Title:

Participant

VICARIOUS SURGICAL INC.
STOCK OPTION AGREEMENT - INCORPORATED TERMS AND CONDITIONS
AGREEMENT (this “Agreement”) made as of the date of grant set forth in the Stock Option Grant Notice by and between Vicarious Surgical Inc. (the “Company”), a Delaware corporation, and the individual whose name appears on the Stock Option Grant Notice (the “Participant”).
WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its Class A common stock, $0.0001 par value per share (the “Shares”), under and for the purposes set forth in the Company’s 2021 Equity Incentive Plan (the “Plan”);
WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and
WHEREAS, the Company and the Participant each intend that the Option granted herein shall be of the type set forth in the Stock Option Grant Notice.
NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:
1. GRANT OF OPTION. The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of the number of Shares set forth in the Stock Option Grant Notice, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.
2. EXERCISE PRICE. The exercise price of the Shares covered by the Option shall be the amount per Share set forth in the Stock Option Grant Notice, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the “Exercise Price”). Payment shall be made in accordance with Paragraph 10 of the Plan.
3. EXERCISABILITY OF OPTION. Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become vested and exercisable as set forth in the Stock Option Grant Notice and is subject to the other terms and conditions of this Agreement and the Plan.
4. TERM OF OPTION. This Option shall terminate on the Option Expiration Date as specified in the Stock Option Grant Notice and, if this Option is designated in the Stock Option Grant Notice as an ISO and the Participant owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, such date may not be more than five years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.
If the Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate for any reason other than the death or Disability of the Participant, or termination of the Participant for Cause (the “Termination Date”), the Option to the extent then vested and exercisable pursuant to Section 3 hereof as of the Termination Date, and not previously terminated in accordance with this Agreement, may be exercised within three months after the Termination Date, or on or prior to the Option Expiration Date as specified in the Stock Option Grant Notice, whichever is earlier, but may not be exercised thereafter except as set forth below. In such event, the unvested portion of the Option shall not be exercisable and shall expire and be cancelled on the Termination Date.
If this Option is designated in the Stock Option Grant Notice as an ISO and the Participant ceases to be an Employee of the Company or of an Affiliate but continues after termination of employment to provide service to the Company or an Affiliate as a director or Consultant, this Option shall continue to vest in accordance with Section 3 above as if this Option had not terminated until the Participant is no longer providing services to the Company. In such case, this Option shall automatically convert and be deemed a Non-Qualified Option as of the date that is three months from termination of the Participant’s employment and this Option shall continue on the same terms and conditions set forth herein until such Participant is no longer providing service to the Company or an Affiliate.
Notwithstanding the foregoing, in the event of the Participant’s Disability or death within three months after the Termination Date, the Participant or the Participant’s Survivors may exercise the Option within one year after the Termination Date, but in no event after the Option Expiration Date as specified in the Stock Option Grant Notice.
In the event the Participant’s service is terminated by the Company or an Affiliate for Cause, the Participant’s right to exercise any unexercised portion of this Option even if vested shall cease immediately as of the time the

Participant is notified his or her service is terminated for Cause, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant’s termination, but prior to the exercise of the Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.
In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Participant’s termination of service due to Disability or, if earlier, on or prior to the Option Expiration Date as specified in the Stock Option Grant Notice. In such event, the Option shall be exercisable:
(a)	to the extent that the Option has become exercisable but has not been exercised as of the date of the Participant’s termination of service due to Disability; and
(b)
in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

In the event of the death of the Participant while an Employee, director or Consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant’s Survivors within one year after the date of death of the Participant or, if earlier, on or prior to the Option Expiration Date as specified in the Stock Option Grant Notice. In such event, the Option shall be exercisable:
(x)	to the extent that the Option has become exercisable but has not been exercised as of the date of death; and
(y)
in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

5. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto (or in such other form acceptable to the Company, which may include electronic notice). Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Company). Payment of the Exercise Price for such Shares shall be made in accordance with Paragraph 10 of the Plan. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws). The Shares as to which the Option shall have been so exercised shall be registered in the Company’s share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the Company’s share register in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.
6. PARTIAL EXERCISE. Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.
7. NON-ASSIGNABILITY. The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution. If this Option is a Non-Qualified Option then it may also be transferred pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Except as provided above in this paragraph, the Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant’s guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.
8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company’s share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.
9. ADJUSTMENTS. The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.
10. TAXES. The Participant acknowledges and agrees that (i) any income or other taxes due from the Participant with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant’s responsibility; (ii) the Participant was free to use professional advisors of his or her choice in connection with this Agreement, has received advice from his or her professional advisors in connection with this Agreement, understands its meaning and import, and is entering into this Agreement freely and without coercion or duress; (iii) the Participant has not received and is not relying upon any advice, representations or assurances made by or on behalf of the Company or any Affiliate or any employee of or counsel to the Company or any Affiliate regarding any tax or other effects or implications of the Option, the Shares or other matters contemplated by this Agreement; and (iv) neither the Administrator, the Company, its Affiliates, nor any of its officers or directors, shall be held liable for any applicable costs, taxes, or penalties associated with the Option if, in fact, the Internal Revenue Service were to determine that the Option constitutes deferred compensation under Section 409A of the Code.
If this Option is designated in the Stock Option Grant Notice as a Non-Qualified Option or if the Option is an ISO and is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Participant agrees that the Company may withhold from the Participant’s remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.
11. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act and until the following conditions have been fulfilled:
(a)
The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon any certificate(s) evidencing the Shares issued pursuant to such exercise:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;” and
(b)
If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Securities Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).
12. RESTRICTIONS ON TRANSFER OF SHARES.
(a)
The Participant agrees that in the event the Company proposes to offer for sale to the public any of its equity securities and such Participant is requested by the Company and any underwriter engaged by the Company in connection with such offering to sign an agreement restricting the sale or other transfer of Shares, then it will promptly sign such agreement and will not transfer, whether in privately negotiated transactions or to the public in open market transactions or otherwise, any Shares or other securities of the Company held by him or her during such period as is determined by the Company and the underwriters, not to exceed 180 days following the closing of the offering, plus such additional period of time as may be required to comply with FINRA rules or similar rules thereto promulgated by another regulatory authority (such period, the “Lock-Up Period”). Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company and such underwriter and pursuant to customary and prevailing terms and conditions. Notwithstanding whether the Participant has signed such an agreement, the Company may impose stop-transfer instructions with respect to the Shares or other securities of the Company subject to the foregoing restrictions until the end of the Lock-Up Period.

(b)
The Participant acknowledges and agrees that neither the Company, its stockholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the service of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

13. NO OBLIGATION TO MAINTAIN RELATIONSHIP. The Participant acknowledges that: (i) the Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or Consultant of the Company or an Affiliate; (ii) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (iii) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iv) all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (v) the Participant’s participation in the Plan is voluntary; (vi) the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant’s employment or consulting contract, if any; and (vii) the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
14. IF OPTION IS INTENDED TO BE AN ISO. If this Option is designated in the Stock Option Grant Notice as an ISO so that the Participant (or the Participant’s Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code then any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. The Participant should consult with the Participant’s own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.
Notwithstanding the foregoing, to the extent that the Option is designated in the Stock Option Grant Notice as an ISO and is not deemed to be an ISO pursuant to Section 422(d) of the Code because the aggregate Fair Market Value (determined as of the Date of Option Grant) of any of the Shares with respect to which this ISO is granted becomes exercisable for the first time during any calendar year in excess of $100,000, the portion of the Option representing such excess value shall be treated as a Non-Qualified Option and the Participant shall be deemed to have taxable income measured by the difference between the then Fair Market Value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement.
Neither the Company nor any Affiliate shall have any liability to the Participant, or any other party, if the Option (or any part thereof) that is intended to be an ISO is not an ISO or for any action taken by the Administrator, including without limitation the conversion of an ISO to a Non-Qualified Option.

15. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION OF AN ISO. If this Option is designated in the Stock Option Grant Notice as an ISO then the Participant agrees to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Participant was granted the ISO or (b) one year after the date the Participant acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Participant has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
16. NOTICES. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:
If to the Company:
Vicarious Surgical Inc.
78 Fourth Avenue
Waltham, MA 0245
Attention: General Counsel
If to the Participant at the Participant’s most recent address as shown in the employment or stock records of the Company. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.
17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the state courts of Massachusetts or the federal courts of the United States for the District of Massachusetts.
18. BENEFIT OF AGREEMENT. Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.
19. ENTIRE AGREEMENT. This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof (with the exception of acceleration of vesting provisions contained in any other agreement with the Company). No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement. Notwithstanding the foregoing in all events, this Agreement shall be subject to and governed by the Plan.
20. MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended as provided in the Plan.
21. WAIVERS AND CONSENTS. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.
22. DATA PRIVACY. By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) to the extent permitted by applicable law waives any data privacy rights he or she may have with respect to such information, and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form for the purposes set forth in this Agreement.
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Exhibit A
NOTICE OF EXERCISE OF STOCK OPTION
Form for Shares registered in the United States
To: Vicarious Surgical Inc.
IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.
Ladies and Gentlemen:
I hereby exercise my Stock Option to purchase      shares (the “Shares”) of the Class A common stock, $0.0001 par value, of Vicarious Surgical Inc. (the “Company”), at the exercise price of $     per share, pursuant to and subject to the terms of that Stock Option Grant Notice dated     , 202 .
I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.
I am paying the option exercise price for the Shares as follows:

Please issue the Shares (check one):
 ☐ to me; or
 ☐ to me and                , as joint tenants with right of survivorship,
at the following address:

My mailing address for stockholder communications, if different from the address listed above, is:

Very truly yours,

Participant (signature)

Print Name

Date

VICARIOUS SURGICAL INC.
Restricted Stock Unit Award Grant Notice
Restricted Stock Unit Award Grant under the Company’s
2021 Equity Incentive Plan
1.	Name of Participant:
2.	Date of Grant of Restricted Stock Unit Award:
3.	Maximum Number of Shares underlying Restricted Stock Unit Award:
4.	Vesting of Award: This Restricted Stock Unit Award shall vest as follows provided the Participant is an Employee, director or Consultant of the Company or of an Affiliate on the applicable vesting:
Number of Restricted Stock Units	Vesting Date

[INSERT VESTING PROVISIONS]
The Company and the Participant acknowledge receipt of this Restricted Stock Unit Award Grant Notice and agree to the terms of the Restricted Stock Unit Agreement attached hereto and incorporated by reference herein, the Company’s 2021 Equity Incentive Plan and the terms of this Restricted Stock Unit Award as set forth above.
VICARIOUS SURGICAL INC.

By:
Name:
Title:

Participant

VICARIOUS SURGICAL INC.
RESTRICTED STOCK UNIT AGREEMENT –
INCORPORATED TERMS AND CONDITIONS
AGREEMENT made as of the date of grant set forth in the Restricted Stock Unit Award Grant Notice between Vicarious Surgical Inc. (the “Company”), a Delaware corporation, and the individual whose name appears on the Restricted Stock Unit Award Grant Notice (the “Participant”).
WHEREAS, the Company has adopted the 2021 Equity Incentive Plan (the “Plan”), to promote the interests of the Company by providing an incentive for Employees, directors and Consultants of the Company and its Affiliates;
WHEREAS, pursuant to the provisions of the Plan, the Company desires to grant to the Participant restricted stock units (“RSUs”) related to the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth; and
WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the meanings ascribed to such terms in the Plan.
NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Grant of Award. The Company hereby grants to the Participant an award for the number of RSUs set forth in the Restricted Stock Unit Award Grant Notice (the “Award”). Each RSU represents a contingent entitlement of the Participant to receive one share of Common Stock, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.
2. Vesting of Award.
(a)
Subject to the terms and conditions set forth in this Agreement and the Plan, the Award granted hereby shall vest as set forth in the Restricted Stock Unit Award Grant Notice and is subject to the other terms and conditions of this Agreement and the Plan. On each vesting date set forth in the Restricted Stock Unit Award Grant Notice, the Participant shall be entitled to receive such number of shares of Common Stock equivalent to the number of RSUs as set forth in the Restricted Stock Unit Award Grant Notice provided that the Participant is providing service to the Company or an Affiliate on such vesting date. Such shares of Common Stock shall thereafter be delivered by the Company to the Participant within five business days of the applicable vesting date and in accordance with this Agreement and the Plan.

(b)
Except as otherwise set forth in this Agreement, if the Participant ceases to be providing services for any reason by the Company or by an Affiliate (the “Termination”) prior to a vesting date set forth in the Restricted Stock Unit Award Grant Notice, then as of the date on which the Participant’s employment or service terminates, all unvested RSUs shall immediately be forfeited to the Company and this Agreement shall terminate and be of no further force or effect.

3. Prohibitions on Transfer and Sale. This Award (including any additional RSUs received by the Participant as a result of stock dividends, stock splits or any other similar transaction affecting the Company’s securities without receipt of consideration) shall not be transferable by the Participant otherwise than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Except as provided in the previous sentence, the shares of Common Stock to be issued pursuant to this Agreement shall be issued, during the Participant’s lifetime, only to the Participant (or, in the event of legal incapacity or incompetence, to the Participant’s guardian or representative). This Award shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Award or of any rights granted hereunder contrary to the provisions of this Section 3, or the levy of any attachment or similar process upon this Award shall be null and void.

4. Adjustments. The Plan contains provisions covering the treatment of RSUs and shares of Common Stock in a number of contingencies such as stock splits. Provisions in the Plan for adjustment with respect to this Award and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.
5. Securities Law Compliance. The Participant specifically acknowledges and agrees that any sales of shares of Common Stock shall be made in accordance with the requirements of the Securities Act of 1933, as amended. The Company currently has an effective registration statement on file with the Securities and Exchange Commission with respect to the Common Stock to be granted hereunder. The Company intends to maintain this registration statement but has no obligation to do so. If the registration statement ceases to be effective for any reason, Participant will not be able to transfer or sell any of the shares of Common Stock issued to the Participant pursuant to this Agreement unless exemptions from registration or filings under applicable securities laws are available. Furthermore, despite registration, applicable securities laws may restrict the ability of the Participant to sell his or her Common Stock, including due to the Participant’s affiliation with the Company. The Company shall not be obligated to either issue the Common Stock or permit the resale of any shares of Common Stock if such issuance or resale would violate any applicable securities law, rule or regulation.
6. Rights as a Stockholder. The Participant shall have no right as a stockholder, including voting and dividend rights, with respect to the RSUs subject to this Agreement.
7. Incorporation of the Plan. The Participant specifically understands and agrees that the RSUs and the shares of Common Stock to be issued under the Plan will be issued to the Participant pursuant to the Plan, a copy of which Plan the Participant acknowledges he or she has read and understands and by which Plan he or she agrees to be bound. The provisions of the Plan are incorporated herein by reference.
8. Tax Liability of the Participant and Payment of Taxes. The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to this Award or the shares of Common Stock to be issued pursuant to this Agreement or otherwise sold shall be the Participant’s responsibility. Without limiting the foregoing, the Participant agrees that if under applicable law the Participant will owe taxes at each vesting date on the portion of the Award then vested the Company shall be entitled to immediate payment from the Participant of the amount of any tax or other amounts required to be withheld by the Company by applicable law or regulation. Any taxes or other amounts due shall be paid, at the option of the Administrator as follows:
(a)
through reducing the number of shares of Common Stock entitled to be issued to the Participant on the applicable vesting date in an amount equal to the statutory minimum of the Participant’s total tax and other withholding obligations due and payable by the Company. Fractional shares will not be retained to satisfy any portion of the Company’s withholding obligation. Accordingly, the Participant agrees that in the event that the amount of withholding required would result in a fraction of a share being owed, that amount will be satisfied by withholding the fractional amount from the Participant’s paycheck;

(b)
requiring the Participant to deposit with the Company an amount of cash equal to the amount determined by the Company to be required to be withheld with respect to the statutory minimum amount of the Participant’s total tax and other withholding obligations due and payable by the Company or otherwise withholding from the Participant’s paycheck an amount equal to such amounts due and payable by the Company; or

(c)
if the Company believes that the sale of shares can be made in compliance with applicable securities laws, authorizing, at a time when the Participant is not in possession of material nonpublic information, the sale by the Participant on the applicable vesting date of such number of shares of Common Stock as the Company instructs a registered broker to sell to satisfy the Company’s withholding obligation, after deduction of the broker’s commission, and the broker shall be required to remit to the Company the cash necessary in order for the Company to satisfy its withholding obligation. To the extent the proceeds of such sale exceed the Company’s withholding obligation the Company agrees to pay such excess cash to the Participant as soon as practicable. In addition, if such sale is not sufficient to pay the Company’s withholding obligation the Participant agrees to pay to the Company as soon as practicable, including through additional payroll withholding, the amount of any withholding obligation that is not satisfied by the sale of shares of Common Stock. The Participant agrees to hold the Company and the broker harmless from all costs, damages or expenses relating to any such sale. The Participant acknowledges that the Company and the broker are under no obligation to arrange for such sale at any particular price. In connection with such sale of shares of Common Stock, the Participant shall execute any such documents requested by the broker in order to effectuate the sale of shares of Common Stock and payment of the withholding obligation to the Company. The Participant acknowledges that this paragraph is intended to comply with Section 10b5-1(c)(1)(i)(B) under the Exchange Act.
It is the Company’s intention that the Participant’s tax obligations under this Section 8 shall be satisfied through the procedure of Subsection (c) above, unless the Company provides notice of an alternate procedure under this Section, in its discretion. The Company shall not deliver any shares of Common Stock to the Participant until it is satisfied that all required withholdings have been made.
9. Participant Acknowledgements and Authorizations.
The Participant acknowledges the following:
(a)	The Company is not by the Plan or this Award obligated to continue the Participant as an employee, director or consultant of the Company or an Affiliate.
(b)	The Plan is discretionary in nature and may be suspended or terminated by the Company at any time.
(c)
The grant of this Award is considered a one-time benefit and does not create a contractual or other right to receive any other award under the Plan, benefits in lieu of awards or any other benefits in the future.

(d)
The Plan is a voluntary program of the Company and future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the amount of any award, vesting provisions and the purchase price, if any.

(e)
The value of this Award is an extraordinary item of compensation outside of the scope of the Participant’s employment or consulting contract, if any. As such the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. The future value of the shares of Common Stock is unknown and cannot be predicted with certainty.

(f)
The Participant (i) authorizes the Company and each Affiliate and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of the Award and the administration of the Plan; and (ii) authorizes the Company and each Affiliate to store and transmit such information in electronic form for the purposes set forth in this Agreement.

10. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:
If to the Company:
Vicarious Surgical Inc.
78 Fourth Avenue
Waltham, MA 0245
Attention: Legal Department
If to the Participant at the Participant’s most recent address as shown in the employment or stock records of the Company. Any such notice shall be deemed to have been given on the earliest of receipt, one business day following delivery by the sender to a recognized courier service, or three business days following mailing by registered or certified mail.
11. Assignment and Successors.
(a)
This Agreement is personal to the Participant and without the prior written consent of the Company shall not be assignable by the Participant otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Participant’s legal representatives.

(b)	This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

12. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, whether at law or in equity, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation will be conducted in the state courts of Massachusetts or the federal courts of the United States for the District of Massachusetts.
13. Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then such provision or provisions shall be modified to the extent necessary to make such provision valid and enforceable, and to the extent that this is impossible, then such provision shall be deemed to be excised from this Agreement, and the validity, legality and enforceability of the rest of this Agreement shall not be affected thereby.
14. Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict the express terms and provisions of this Agreement provided, however, in any event, this Agreement shall be subject to and governed by the Plan.
15. Modifications and Amendments; Waivers and Consents. The terms and provisions of this Agreement may be modified or amended as provided in the Plan. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.
16. Section 409A. The Award of RSUs evidenced by this Agreement is intended to be exempt from the nonqualified deferred compensation rules of Section 409A of the Code as a “short term deferral” (as that term is used in the final regulations and other guidance issued under Section 409A of the Code, including Treasury Regulation Section 1.409A-1(b)(4)(i)), and shall be construed accordingly.
17. Data Privacy. By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) to the extent permitted by applicable law waives any data privacy rights he or she may have with respect to such information, and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form for the purposes set forth in this Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

APPENDIX B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
VICARIOUS SURGICAL INC.
Vicarious Surgical Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:
1.
This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on September 23, 2021, as amended on June 6, 2023 (the “Certificate of Incorporation”).

2.
That the Corporation’s Board of Directors duly adopted resolutions through a unanimous written consent setting forth the following amendment (the “Amendment”) of the Corporation’s Certificate of Incorporation, declaring said Amendment to be advisable and calling a meeting of the Corporation’s stockholders for consideration thereof.

3.
That thereafter, pursuant to a resolution of its Board of Directors, the annual meeting of the Corporation’s stockholders was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of this Amendment.

4.	That the Corporation’s Certificate of Incorporation be amended by changing ARTICLE 4. by inserting the following immediately after the first paragraph under “CAPITAL STOCK” thereof, as follows:
“Upon the filing and effectiveness (the “Effective Time”), pursuant to the DGCL, of this Certificate of Amendment to the Corporation’s Certificate of Incorporation, (a) each (i)     shares of Class A Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into 1 share of Class A Common Stock and (ii)     shares of Class B Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into 1 share of Class B Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Holders of Common Stock who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive cash payment in lieu of any fractional share created as a result of such Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests, as described above. Each holder of an Old Certificate shall receive, upon surrender of such Old Certificate, a new certificate representing the number of whole shares of Common Stock to which such stockholder is entitled pursuant to the Reverse Stock Split.
5.	This Amendment has been approved and duly adopted in accordance with the provisions of Section 242 of the DGCL.
6.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Incorporation as of this     day of    , 2024.
VICARIOUS SURGICAL INC.

By:
Name:
Title:
B-1

VICARIOUS SURGICAL INC.
78 FOURTH AVENUE
WALTHAM, MA 02451

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 9, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vicarious Surgical Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V38354-P07181

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VICARIOUS SURGICAL INC. (THE "CORPORATION")

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR each of Proposals 2, 3 and 4.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote on Directors

1. To elect the Board of Directors for a one-year term:

Nominees:

01) Adam Sachs
02) Sammy Khalifa
03) Victoria Carr-Brendel, Ph.D.
04) Ric Fulop
05) David Ho, M.D.
06) Beverly Huss
07) Donald Tang

Vote on Proposals

	For	Against	Abstain
2. To approve an amendment to the Corporation's 2021 Equity Incentive Plan	☐	☐	☐
3. To approve an amendment to the Certificate of Incorporation of the Corporation to effect a reverse stock split of the Corporation's common stock	☐	☐	☐
4. To ratify the appointment of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2024	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR each of Proposals 2, 3 and 4.**

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V38355-P07181

Vicarious Surgical Inc.
ANNUAL MEETING OF STOCKHOLDERS
June 10, 2024, 2:00 p.m. Eastern Time
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned appoints Adam Sachs and William Kelly and each of them (the "Proxies"), as Proxies of the undersigned, with the full power of substitution, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of Class A common stock and Class B common stock of Vicarious Surgical Inc., held of record by the undersigned at the close of business on April 19, 2024 at the Annual Meeting of Stockholders of Vicarious Surgical Inc. to be held on June 10, 2024, via live audio webcast at www.virtualshareholdermeeting.com/RBOT2024, or at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE